          As filed with the Securities and Exchange Commission on April 25, 2014

                                            1933 Act Registration No. 333-187072

                                             1940 Act Registration No. 811-07645

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 3 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 52 /X/

                  Lincoln National Variable Annuity Account L
                           (Exact Name of Registrant)

                 Lincoln Secured Retirement IncomeSM Version 1

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Fort Wayne, IN 46802

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

Lincoln Secured Retirement IncomeSM Version 1
Lincoln National Variable Annuity Account L
Group Variable Annuity Contract
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-341-0441

This prospectus describes a group variable annuity contract with a Guaranteed Benefit for covered Participants that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with certain qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Participant Account Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.

This contract is sold to qualified retirement plans to provide Participants with guaranteed lifetime periodic withdrawals.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account L (Variable Annuity Account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value derived from Purchase Payments. If the Subaccount makes money, your Contract Value goes up; if the Subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the Subaccount or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The Purchase Payments are not bank deposits and the contract is not endorsed by any bank or government agency.

The available fund is: LVIP Managed Risk Profile Moderate Fund (fund), a series of the Lincoln Variable Insurance Products Trust. The fund is a fund of funds and invests substantially all of its assets in other funds.

This prospectus gives you information about the contract that you should know before deciding to buy a contract and make Purchase Payments. You should also review the prospectus for the fund and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.





May 1, 2014

Table of Contents


Item                                                                 Page
Special Terms                                                         3
Expense Tables                                                        5
Summary of Common Questions                                           6
The Lincoln National Life Insurance Company                           7
Variable Annuity Account (VAA)                                        8
Charges and Other Deductions                                         10
The Contract                                                         11
 Guaranteed Withdrawal Benefit                                       12
 Surrenders and Withdrawals                                          17
 Annuity Payouts                                                     19
Federal Tax Matters                                                  20
Voting Rights                                                        23
Distribution of the Contracts                                        23
Return Privilege                                                     24
Other Information                                                    25
Legal Proceedings                                                    25
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L    26

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or Variable Annuity Account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets of the contract offered in this prospectus.

Accumulation Unit-A measure used to calculate Contract Value for the contract before the Annuity Commencement Date.

Additional Plan Expenses-The maximum amount of Plan expenses that can be deducted from the contract on an annual basis that will not reduce the Guaranteed Withdrawal Benefit. The annual maximum amount is specified in the contract.

Annuitant-The person upon whose life the annuity payments are based.

Annuity Commencement Date-The Valuation Date when funds are withdrawn to provide a fixed dollar payout for payment of annuity benefits under the Annuity Payout option you select .

Annuity Payout- An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.

Automatic Annual Step-up-a feature that provides an automatic step-up of the Income Base to the Participant Account Value, subject to certain conditions.

Benefit Year- For each Participant, the 12-month period starting with the date the initial contribution is made to the group annuity contract for a Participant, and starting with each anniversary of the date of the initial contribution after that.

Beneficiary-The person or entity designated by the Participant to receive any Death Benefit paid if the Participant dies before the Annuity Commencement Date.

Contractowner (you, your, owner)-An employer or a Plan sponsor, a trustee of a trust or a custodian of: (1) a qualified pension or profit sharing plan under
Section 401(a) of the Internal Revenue Code, or "tax code"; (2) an Individual Retirement Annuity under Section 408 of the tax code; (3) a tax deferred annuity under Section 403(b) of the tax code; or (4) a governmental deferred compensation plan under Section 457 of the tax code. Additional Contractowners may be allowed upon approval by us.

Contract Value-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if the Participant dies.

Excess Withdrawals-Amounts withdrawn from the contract which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income, the Guaranteed Withdrawal Benefit charge and the Additional Plan Expenses.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Annual Income (GAI)-The guaranteed periodic withdrawal amount available from the Participant Account Value each Benefit Year for the life of a Participant and spouse (if applicable).

Guaranteed Annual Income Effective Date-The Valuation Date the request to receive Guaranteed Annual Income amounts for a Participant is approved by the Home Office.

Guaranteed Withdrawal Benefit or Benefit-The feature of this contract that provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the contract and provided certain conditions are met.

Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)-The date of the first Purchase Payment into the VAA by the Contractowner on behalf of the Participant.

Income Base-A value used to calculate the Guaranteed Annual Income amount. The amount of the Income Base varies for each Participant and is adjusted as set forth in this prospectus.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Participant-A person defined as a Participant in the Plan, who has enrolled under a contract, on whose behalf Lincoln Life maintains a Participant Account Value. This individual is also the Annuitant.

Participant Account Value-The Participant's share of the Contract Value.

Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Purchase Payments-The sum of all amounts paid into the contract. Purchase Payments are allocated to the LVIP Managed Risk Profile Moderate Fund and are used to fund the Guaranteed Withdrawal Benefits under the contract.

Subaccount-The portion of the VAA that reflects investments in Accumulation Units of the fund available under the contract.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the
                                       contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract or surrender the contract.

                       CONTRACTOWNER TRANSACTION EXPENSES



There are no sales charges, deferred sales charges, or surrender charges associated with this contract.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Separate Account Annual Expense (as a percentage of average daily net assets in the
  Subaccount):
  Mortality and Expense Risk and Administrative Charge....................................    0.05%
Guaranteed Withdrawal Benefit1............................................................
  Guaranteed Maximum Annual Charge........................................................    2.00%
  Current Annual Charge...................................................................    0.90%



(1) As percentage of the Income Base (initial Purchase Payment), as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the Participant Account Value on a monthly basis.







The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.73%     0.73%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.73%     0.73%



The following table shows the expenses charged by the fund for the year ended
  December 31, 2013:

(as a percentage of each fund's average net assets):



                                                                                                   Other
                                                              Management         12b-1 Fees        Expenses
                                                              Fees (before       (before any       (before any
                                                              any waivers/       waivers/          waivers/
                                                              reimburse-         reimburse-        reimburse-
                                                              ments)         +   ments)        +   ments)        +
LVIP Managed Risk Profile Moderate Fund - Standard Class(1)       0.25%             0.00%             0.02%



                                                                                                         Total
                                                                             Total         Total         Expenses
                                                                             Expenses      Contractual   (after
                                                              Acquired       (before any   waivers/      Contractual
                                                              Fund           waivers/      reimburse-    waivers/
                                                              Fees and       reimburse-    ments         reimburse-
                                                              Expenses   =   ments)        (if any)      ments)
LVIP Managed Risk Profile Moderate Fund - Standard Class(1)     0.46%           0.73%         0.00%         0.73%



(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.



The fund has reserved the right to impose fees when funds shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. There are no redemption fees at this time.

For information concerning compensation paid for the sale of contracts, see Distribution of the Contracts.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, benefit charges and fund fees and expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
  $279      $856         $1,458       $3,082


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
  $279      $856         $1,458       $3,082


For more information - See Charges and Other Deductions in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life that will provide a Guaranteed Withdrawal Benefit to Participants who have allocated Purchase Payments to this contract. See The Contract. This prospectus provides a general description of the contract. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. All material state variations are discussed in this prospectus.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to the Subaccount. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. Remember that Contractowners and Participants in the VAA benefit from any gain, and take a risk of any loss in the value of the securities in the fund's portfolios. See Variable Annuity Account.

What is my investment choice? The VAA applies your Purchase Payments to buy shares in the LVIP Managed Risk Profile Moderate Fund (fund). In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Fund.

Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. See Investments of the Variable Annuity Account - Description of the Fund.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments, you buy Accumulation Units. This contract will provide Participants with a Guaranteed Withdrawal Benefit if all conditions are met. If you or the Participant, if applicable, decides to annuitize the Participant Account Value to receive an Annuity Payout, the Accumulation Units are withdrawn to provide a fixed Annuity Payout. Participants receive a group annuity certificate which covers their rights in the group annuity contract which include the right to receive a Guaranteed Withdrawal Benefit, a Death Benefit or an Annuity Payout if conditions are met. The Participant's share of the Contract Value is called the Participant Account Value. See The Contracts.

What charges are there under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk and administrative charge. There is an additional, monthly charge for the Guaranteed Withdrawal Benefit. See Expense Tables and also the Charges and Other Deductions section of this prospectus.

The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the Expense Tables and also the prospectus for the fund.

For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.

What Purchase Payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The Contracts - Purchase Payments.

What is the Guaranteed Withdrawal Benefit? This feature provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount (referred to as Guaranteed Annual Income amounts) based on an Income Base, Automatic Annual Step-ups to the Income Base, and the potential for age-based increases to the Guaranteed Annual Income amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus.


How will my Annuity Payouts be calculated? If a Participant decides to annuitize, the Participant may select an annuity option and start receiving Annuity Payouts from the contract as a fixed option. See Annuity Payouts - Annuity Options.

What happens if the Participant dies before annuitization? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See Guaranteed Withdrawal Benefit - Death Prior to the Annuity Commencement Date.

May the Participant surrender the Participant account or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if the Participant decides to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do Participants get a free look at their certificate? A Participant can cancel a certificate within twenty days (in some states longer) of the date the Participant receives the certificate. The Participant must give notice to the Home Office. See Return Privilege.

Where may I find more information about Accumulation Unit values? Because the Subaccount which is available under the contract did not begin operation before the date of this prospectus, financial information for the Subaccount is not included in this prospectus or in the SAI.



Investment Results
The VAA advertises the annual performance of the Subaccounts for the fund on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).

The VAA is a segregated investment account under Indiana law, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contract and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The Contractowner and Participant assume the full investment risk for all amounts placed in the VAA.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Investments of the Variable Annuity Account
Any Purchase Payments that you or the Participant, if authorized by the Contractowner, allocate to the Subaccount will be allocated to the Standard Class of the fund. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.


Investment Adviser

Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Fund


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to the fund, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and the amount we receive may be substantial. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners and Participants, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the fund's prospectus for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.



Description of the Fund

The Subaccount of the VAA is invested solely in shares of the LVIP Managed Risk Profile Moderate Fund, a fund of funds.

The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

The fund invests substantially all of its assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. This arrangement is referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.


This fund may employ a risk management strategy to provide for downside protection during sharp downward movements in equity markets. This strategy could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the fund and the investment strategies it employs, please refer to the fund's current prospectuses. Fund prospectuses are available by contacting us.

The Guaranteed Withdrawal Benefit under the contract also provides protection in the event of a market downturn. Likewise, there is an additional cost associated with the Guaranteed Withdrawal Benefit which can limit the contract's upside participation in the markets.


Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus that accompanies this prospectus carefully before investing. A prospectus for the fund is available by contacting us. In addition, if you receive a summary prospectus for the fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that the fund will achieve its stated objective.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Managed Risk Profile Moderate Fund (Standard Class): Balance between high current income with growth of capital; a fund of funds.


Fund Shares

We will purchase shares of the fund at net asset value and direct them to the Subaccount of the VAA. We will redeem sufficient shares of the fund to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.

Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccount established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. The fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close the Subaccount to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The fund, which sells shares to the Subaccount pursuant to a participation agreement, also may terminate the agreement and discontinue offering its shares to the Subaccount. A substitution might also occur if shares of a fund should no longer be available, or if investment in the fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

If the Subaccount or fund is closed to future Purchase Payments, we may add a new investment option to the contract. As an alternative, we may substitute a new fund for the prior fund option, after obtaining any necessary approval of the SEC and upon written notice to you. At least one variable investment option will be available at all times.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contract from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contract to reflect changes to the Subaccount and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required;
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations; and
 o providing toll-free and website inquiry services.

The benefits we provide include:
 o a Death Benefit;
 o a Guaranteed Withdrawal Benefit;
 o Annuity Payout benefits; and

 o cash surrender value benefits.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from the Guaranteed Withdrawal Benefit will exceed the Contract Value;
 o the risk that the Death Benefits paid will exceed the actual Contract Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the daily net asset value of the Subaccount a charge which is equal to an annual rate of:


      Mortality and expense risk and administrative charge..... 0.05%


Guaranteed Withdrawal Benefit charge: The annual charge for this feature is currently 0.90% (0.075% monthly). This charge is applied to the Income Base (initial Purchase Payment), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this benefit from the Participant Account Value on a monthly basis, with the first deduction occurring on the Valuation Date on or next following the one-month anniversary of the Guaranteed Withdrawal Benefit Effective Date. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. See Guaranteed Withdrawal Benefit - Income Base section for a discussion and example of the impact of the changes to the Income Base.

The percentage charge may increase no more frequently than once in a 12 month period and we will notify you in advance of the effective date of the change. The charge will not exceed the guaranteed maximum annual percentage charge of 2.00%. The guaranteed maximum monthly percentage charge is 0.17%.


If the Participant Account Value is reduced to zero while the Participant is receiving a Guaranteed Annual Income, this charge will not be deducted.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund.


Additional Information

The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures;
 o the performance of administrative or sales functions by the employer;
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.



The Contract

Purchase of Contract
This prospectus describes group variable annuity contract under which we allocate payments to the accounts of individual Participants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Participant under the group variable annuity contract receives a certificate which summarizes the provisions of the group contract and is proof of participation. The Participant's share of the Contract Value is called the Participant Account Value.

Purchase Payments

Periodic Purchase Payments are payable to us at a frequency and in an amount specified by the Plan sponsor. Purchase Payments are allocated to the LVIP Managed Risk Profile Moderate Fund and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the contract will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.

The maximum annual Purchase Payment into the contract for a Participant will be limited to $500,000 without the Home Office approval. Purchase Payments from a Participant which originate from other investment options available under the Plan and are made within 180 days of a withdrawal from the Participant Account Value may be limited to $25,000 in the future. In addition we may further limit or decline future Purchase Payments into the contract as long as we provide you 180 days notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made into this contract, Participant Account Values and Income Bases will no longer be increased by additional Purchase Payments. Participants should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.


Valuation Date

Accumulation Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value will not change.


Allocation of Purchase Payments

Purchase Payments are allocated to the LVIP Managed Risk Profile Moderate Fund Subaccount and are used to fund the Guaranteed Withdrawal Benefit. Purchase Payments allocated to the VAA are converted into Accumulation Units and are credited to the account of each Participant. The number of Accumulation Units credited is determined by dividing the Purchase Payment by the value of an Accumulation Unit on the Valuation Date on which the Purchase Payment is received in Good Order at our Home Office if received before 4:00 p.m., New York time or the close of trading of the New York Stock Exchange. If the Purchase Payment is received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the fund performs, but also upon the expenses of the VAA and the fund.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for the Subaccount was established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an Accumulation Unit on the last day of any following Valuation Period as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on the Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Guaranteed Withdrawal Benefit

The Guaranteed Withdrawal Benefit provides for each Participant (and spouse if the joint life option is elected):
 o Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
 o Automatic Annual Step-ups of the Income Base to the Participant Account Value if the Participant Account Value is equal to or greater than the Income Base and the maximum age(s) has not been reached;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to the Guaranteed Annual Income Effective Date or that exceed the Guaranteed Annual Income amount (referred to as Excess Withdrawals) may significantly reduce the Income Base as well as the Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the benefit if the Income Base is reduced to zero.

The Guaranteed Withdrawal Benefit provides guaranteed, periodic withdrawals for the Participant's life or for the lives of the Participant and spouse (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. For purposes of this Guaranteed Withdrawal Benefit, spouse means an individual who would be recognized as a spouse under federal law. An Income Base is used to calculate the Guaranteed Annual Income payment from Participant Account Value, but is not available as a separate benefit upon death or surrender. We will calculate the Income Base based on the amount of the initial Purchase Payment made for a Participant by Plan sponsor at the time the first Participant Purchase Payment is made. The Income Base will be increased by subsequent Participant Purchase Payments from the Plan sponsor and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. Limits on Purchase Payments are discussed in the Purchase Payments section of this prospectus. No additional Purchase Payments are allowed for a Participant if the Participant Account Value decreases to zero after the Guaranteed Annual Income Effective Date for any reason.

The Guaranteed Withdrawal Benefit provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the Participant (single life option) or younger of the Participant or spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, the Participant may receive Guaranteed Annual Income payments for life. Under the joint life option, Guaranteed Annual Income amounts for the lifetimes of the Participant and spouse will be available.

Income Base. The Income Base is a value used to calculate the Guaranteed Annual Income amount. The Income Base is not available as a lump sum withdrawal or as a Death Benefit. The initial Income Base equals the amount of the Participant's share of Purchase Payments into the contract. The maximum Income Base is $2,000,000 for each Participant. This maximum takes into consideration the total guaranteed amounts under the living benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which the Participant (and/or spouse if joint life option) are the covered lives.

Each additional Purchase Payment automatically increases the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). Additional Purchase Payments will not be allowed after the Guaranteed Annual Income Effective Date if the Participant Account Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount and amounts deducted for the Guaranteed Withdrawal Benefit charge and Additional Plan Expenses will not reduce the Income Base. All withdrawals prior to the Guaranteed Annual Income Effective Date are considered Excess Withdrawals.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Participant Account Value on the Valuation Date immediately prior to each Benefit Year anniversary if:

a.)the Participant (single life option), or the Participant or spouse (joint life option) are still living and under age 86 (if both spouses are living, they both must be under age 86); and

b.)the Participant Account Value on that Valuation Date, after the deduction of any withdrawals (including the Guaranteed Withdrawal Benefit charge), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.

The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional Purchase Payments):


                                                                             Contract Value   Income Base
                                                                            ---------------- ------------
      Initial Purchase Payment $50,000 .                                         $50,000        $50,000
      Valuation Date immediately prior to 1st Benefit Year anniversary.....      $54,000        $54,000
      Valuation Date immediately prior to 2nd Benefit Year anniversary.....      $53,900        $54,000
      Valuation Date immediately prior to 3rd Benefit Year anniversary.....      $57,000        $57,000
      Valuation Date immediately prior to 4th Benefit Year anniversary.....      $64,000        $64,000

Withdrawal Amount. Participants may request to begin Guaranteed Annual Income withdrawals by submitting a request to the Home Office. The Valuation Date the request is approved is the Guaranteed Annual Income Effective Date. At that time, the Participant will elect either the single life option or the joint life option of the Guaranteed Withdrawal Benefit. After the Guaranteed Annual Income Effective Date, periodic withdrawals up to the Guaranteed Annual Income amount may be taken each Benefit Year for the lifetime of the Participant (single life option) or the lifetimes of the Participant and spouse (joint life option) as long as the Guaranteed Annual Income amount is greater than zero. Guaranteed Annual Income withdrawals may be taken once the Participant (single life option) or the younger of the Participant and spouse (joint life option) turn age 55.

Upon the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income percentage is based on the age of the Participant (single life option) or the age of the younger of the Participant and spouse (joint life option) as set forth in the table below. For example, if the Guaranteed Annual Income Effective Date is at age 60 (single life option), the Guaranteed Annual Income percentage would be 4%. After the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after an applicable higher age band has been reached and after there has also been an Automatic Annual Step-up. The Automatic Annual Step-up must occur after the date the Participant (or spouse if applicable) reached the higher age band. If an applicable age band has been reached and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If the entire Guaranteed Annual Income amount is not withdrawn during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. If the Guaranteed Annual Income Effective Date does not occur on a Benefit Year anniversary, the Guaranteed Annual Income amount for the first year will be prorated based on the number of days remaining in that Benefit Year.

Table of Guaranteed Annual Income Percentages by Ages


                                              Guaranteed             Guaranteed Annual Income
                                         Annual Income amount           amount percentage
Age                                percentage (Single Life Option)     (Joint Life Option)
--------------------------------- --------------------------------- -------------------------
      At Least 55 and under 65...                4%                           3.5%
      65-70......................                5%                           4.5%
      71+........................                6%                           5.5%

We may change the Table of Guaranteed Annual Income Percentages by Ages ("Table") for future Purchase Payments. We will provide you with notice of any change to the Table. If there is a change to the Table, a weighted average percentage will be used to determine the Guaranteed Annual Income. This weighted average calculation is described below.

If the Participant Account Value is reduced to zero while receiving a Guaranteed Annual Income amount because of market performance or Guaranteed Withdrawal Benefit charges, payments equal to the Guaranteed Annual Income amount will continue automatically for the life of the Participant (and spouse's life if applicable). The remaining Income Base is not available as a lump sum withdrawal. The Participant will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate, and the Participant will have no more rights or benefits under this contract.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Participant Account Value.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Participant Account Value. The example assumes that the Participant is age 58 (4% Guaranteed Annual Income percentage for single life option) on the Guaranteed Annual Income Effective Date, and has an Income Base of $200,000:


    Participant Account Value on the Guaranteed Annual Income
    Effective Date....................................................    $200,000
    Income Base on the Guaranteed Annual Income Effective Date........    $200,000
    Initial Guaranteed Annual Income amount on the Guaranteed
    Annual Income Effective Date ($200,000 x 4%) .                        $  8,000
    Participant Account Value six months after Guaranteed Annual
    Income Effective Date.............................................    $210,000
    Income Base six months after Guaranteed Annual Income Effective
    Date..............................................................    $200,000
    Withdrawal six months after Guaranteed Annual Income Effective
    Date when Participant is still age 58.............................    $  8,000
    Participant Account Value after withdrawal ($210,000 - $8,000) .      $202,000
    Income Base after withdrawal ($200,000 - $0) .                        $200,000
    Participant Account Value on next Benefit Year anniversary........    $205,000
    Income Base on next Benefit Year anniversary......................    $205,000
    Guaranteed Annual Income amount on next Benefit Year
    anniversary.......................................................    $  8,200

The Automatic Annual Step-up was available on the first Benefit Year anniversary and increased the Income Base to the Participant Account Value of $205,000. The Guaranteed Annual Income amount also increased to $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Participant is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Note that the Benefit Year does not change so all withdrawals during the Benefit Year, (withdrawals before and after the additional Purchase Payment), will count toward the Guaranteed Annual Income amount.

Purchase Payments for a Participant into the contract cannot exceed $500,000 in a Benefit Year.

Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Weighted Average Guaranteed Annual Income Percentage. If we make a change to the Table of Guaranteed Annual Income Percentages by Ages ("Table") then a weighted average guaranteed annual income ("WAGAI") percentage will be used to calculate the Guaranteed Annual Income. A WAGAI percentage will be calculated based on the portion of Purchase Payments, Automatic Annual Step-Ups and Excess Withdrawals that are allocated to each Table that was in effect when Purchase Payments were made. The percentage for each Table is determined according to this formula: (a) divided by (b) times (c); where

(a) is the portion of the Income Base calculated on the basis of Purchase Payments made during the time the specific Table is in effect and adjusted by Automatic Annual Step-Ups and Excess Withdrawals;

(b) is the total Income Base for all Tables;

(c) is the applicable percentage for the age and measuring life option for that Table.

The percentage for each applicable Table will be calculated according to the formula above. Then the percentages determined for each Table will be added together to determine the WAGAI percentage. The WAGAI percentage will be recalculated following the date of an additional Purchase Payment, Automatic Annual Step-Up or Excess Withdrawal. Excess Withdrawals will reduce the Participant Account Value and Income Base on a pro rata basis according to the Participant Account Value and Income Base allocated to each Table.

The following example demonstrates how the WAGAI is calculated if Purchase Payments are made while two different Tables are in effect:


      Total Purchase Payment during Year 1 (Table 1 in effect).........................  $ 5,000
      Automatic Step-Up of Income Base to market value on Benefit Year anniversary.....  $ 5,900
      Total Purchase Payments during Year 2 (Table 2 in effect)........................  $ 5,000
      Market loss so no Automatic Step-Up on Benefit Year anniversary..................  $10,900

The Participant is age 60 on the Guaranteed Annual Income Effective Date. The percentage rate for this Participant under Table 1 was 4% (single life). The percentage rate under Table 2 was 3.5%.

According to the formula above, at the end of year 2 the percentage attributed to the first Table is ($5,900 / $10,900 x 4%) = 2.16%. The percentage attributed to the second Table is ($5,000 / $10,900 x 3.5%) = 1.61%. Adding the two rates together results in a WAGAI of 3.77%. This rate will be applied to the Total Income Base of $10,900 to produce a Guaranteed Annual Income amount of $410.93.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to the Guaranteed Annual Income Effective Date. Withdrawals for the Guaranteed Withdrawal Charge and Additional Plan Expenses are not treated as Excess Withdrawals.

When an Excess Withdrawal occurs:
o the Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Participant Account Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
o the Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide the Participant quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Automatic Annual Step-ups, Excess Withdrawals and additional Purchase Payments) available for the Benefit Year, if applicable, in order to determine whether a withdrawal may be an Excess Withdrawal. Questions regarding Excess Withdrawals should be referred to the customer service number provided on the front page of this prospectus.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Participant Account Value. The Participant who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal: Participant Account Value = $60,000 Income Base = $85,000

Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal, $3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal.
The Participant Account Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced: Participant Account Value = $56,600 ($60,000 - $3,400) Income Base = $85,000

The Participant Account Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Participant Account Value ($8,600 - $56,600)

Participant Account Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)

On the following Benefit Year anniversary:

Participant Account Value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81 Income Base)


In a declining market, Excess Withdrawals may significantly reduce the Income Base as well as the Guaranteed Annual Income amount. If the Income Base or Participant Account Value is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate and the Participant will have no more rights or benefits under this contract.


After the Guaranteed Annual Income Effective Date, withdrawals will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code
Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
 o Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
 o The RMD calculation must be based only on the Participant Account Value in this contract; and
 o No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the greater of the Guaranteed Annual Income amount or RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Death Prior to the Annuity Commencement Date. The Guaranteed Withdrawal Benefit has no provision for a payout of the Income Base upon death of the Participant or Annuitant. A Death Benefit may be paid to the Beneficiary if the conditions set forth below are met. Payment of a Death Benefit terminates the Guaranteed Withdrawal Benefit for this Participant and surviving spouse if applicable. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.

Upon the death of the Participant prior to the Guaranteed Annual Income Effective Date or upon the Participant's death with the single life option, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit as set forth below, may be available.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse unless a Death Benefit is paid out if available. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available upon the second death.

The Death Benefit is equal to the greater of:
 o the current Participant Account Value as of the Valuation Date we approve the payment of the claim; or

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

 o the sum of all Purchase Payments into the Participant Account Value decreased by withdrawals. Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that Excess Withdrawals reduced the Participant Account Value. All other withdrawals reduce the sum of all Purchase Payments by the dollar amount of the withdrawal.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o our receipt of all required claim forms, fully completed.

If the Death Benefit becomes payable upon the death of the Participant, the Beneficiary may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout if provided by the Plan. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.

All Death Benefit payments will be subject to the Plan and to the laws and regulations governing Death Benefits.

The tax code requires that any distribution be paid within five years of the death of the Participant unless the Beneficiary begins receiving, within one year of the Participant's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the Beneficiary's life expectancy.


Termination. The Contractowner may terminate the contract, including the Guaranteed Withdrawal Benefit, by notifying us in writing and surrendering the contract without requesting to preserve the Guaranteed Withdrawal Benefit. Under current law, if this occurs and the Participant is not eligible for a rollover distribution and the Plan sponsor does not make other arrangements to provide the benefit, the Participant may lose the Guaranteed Withdrawal Benefit.

The Guaranteed Withdrawal Benefit will automatically terminate for a
Participant:

 o on the Annuity Commencement Date; or
 o upon the death of the Participant prior to the Guaranteed Annual Income Effective Date or under the single life option; or
 o upon the death of the survivor under the joint life option; or

 o when the Income Base or Participant Account Value is reduced to zero due to an Excess Withdrawal; or
 o if the Plan contains a small account payout provision and the Participant does not elect a rollover distribution (depending on a Plan's terms, a rollover may not be available for account balances less than $200).


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of the Guaranteed Withdrawal Benefit, the benefits and charges within the Participant Account will terminate and any Participant Account Value must be removed from this contract.

Rollover Benefit. A Participant who is eligible for a rollover distribution from the Plan may request a rollover to another Lincoln contract to continue the Guaranteed Withdrawal Benefit if the following conditions are met:
o a request for direct rollover of the entire Participant Account Value is made or authorized by the Contractowner;
o the amount rolled over is eligible for distribution under the Plan;
o the Participant applies for the participation in the rollover contract in accordance with our procedures; and
o the entire Participant Account Value is transferred to the rollover contract.

The rollover contract will provide the same Guaranteed Annual Income amount calculations that the Participant received from the retirement plan contract on the day prior to the rollover. However, the new contract may have different provisions such as charges and investment options.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of a portion of the Contract Value upon your written request or the written request of a Participant, if authorized by the Contractowner, subject to the conditions of the contract discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m. New York time or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation

Date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code.

Distribution of Section 403(b) elective deferrals many not be paid to a Participant earlier than the earliest date on which the Participant has a severance from employment, dies, has a hardship, becomes disabled, or attains age 591/2. Special rules for pre-1989 Section 403(b) elective deferrals (but not earnings thereon) may apply subject to Plan terms and conditions. Distributions from a 403(b) custodial account may not be paid to a Participant before the Participant has a severance from employment, dies, becomes disabled, or attains age 591/2. Any amounts transferred out of a 403(b) custodial account to an annuity, including earnings thereon, continue to be subject to these distribution restrictions.

For contracts issued in connection with qualified plans, Participants should consult the terms of the plan for limitations on early surrender or payment. See Federal Tax Matters and the SAI.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.


To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

The owner on the date of issue will be the entity designated in the contract specifications.


As Contractowner, you have all rights under the contract. A Contractowner who is a custodian or trustee may provide certain ownership rights to the Participant/Annuitant. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under living benefit riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

Available Annuity Commencement Dates and Annuity Payout options are specified in the Plan or by the Plan sponsor.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a fixed basis. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You or the Annuitant/Participant, if authorized by the Contractowner, may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each Annuity Payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each Annuity Payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.


Annuity Options

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Plan.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an Annuity Payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):

the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
 o the amount payable at the death of the payee under the unit refund life annuity; or
 o the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.

If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).


General Information

None of the options listed above currently provides withdrawal features, permitting the Contractowner or Participant to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.

You or the Participant, if allowed, must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life annuity) will be paid to the Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and

 o all claim forms, fully completed.

Once you begin to receive Annuity Payouts, you cannot change the payout option, payout amount, or payout period.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We will amend the contract to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of Plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the Plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (Purchase Payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline Purchase Payments or requests that are not in compliance. We will defer crediting Purchase Payments we receive or processing payments you request until all information required under the tax law has been received. By directing Purchase Payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or Plan sponsor, any Plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of Plan and contract. For example,
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the Participant's specific circumstances (e.g., the Participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 70 1/2 or retire, if later as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 701/2 or retirement.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the tax law)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse Beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).

Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of the Contractowners who have interests in the Subaccount which invests in the fund. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

The underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the fund. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum compensation the Principal Underwriter pays to LFA is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, LFA may elect to receive a lower rate of compensation. No commission is paid for the sale of this contract.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. The maximum compensation the Principal Underwriters pays to Selling Firms, other than LFA, is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, some Selling Firms may elect to receive a lower rate of compensation. No commission is paid for the sale of this contract. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Fund. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.



Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L



Item                                                Page
Special Terms                                      B-2
Services                                           B-2
Principal Underwriter                              B-2
Purchase and Pricing of Securities Being Offered   B-2
Determination of Accumulation Unit Value           B-2
Capital Markets                                    B-3
Advertising & Ratings                              B-3
Unclaimed Property                                 B-3
Other Information                                  B-4
Financial Statements                               B-4


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                 Lincoln Secured Retirement IncomeSM Version 1
                  Lincoln National Variable Annuity Account L











   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L / Lincoln Secured Retirement IncomeSM Version 1.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801

                      (This page intentionally left blank)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Secured Retirement IncomeSM Version 1
Lincoln National
Variable Annuity Account L (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Secured Retirement IncomeSM Version 1 prospectus of Lincoln National Variable Annuity Account L dated May 1, 2014. You may obtain a copy of the Lincoln Secured Retirement IncomeSM Version 1 prospectus on request and without charge. Please write Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-341-0441.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Determination of Accumulation and Annuity Unit Value     B-2


Item                                                       Page
  Capital Markets                                          B-3
  Advertising & Ratings                                    B-3
  Unclaimed Property                                       B-3
  Other Information                                        B-4
  Financial Statements                                     B-4



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,864,104, $1,720,320 and $1,746,647 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

              LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                          MORTALITY &
                                                            CONTRACT                       CONTRACT       EXPENSE
                                                            PURCHASES                      REDEMPTIONS    GUARANTEE
                                                            DUE FROM                       DUE TO         CHARGES PAYABLE
                                                            THE LINCOLN                    THE LINCOLN    TO THE LINCOLN
                                                            NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS    COMPANY          TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth
   Class B                                  $    1,989,601    $     --     $    1,989,601    $     343        $    54
ABVPSF Growth Class B                            1,522,099       3,672          1,525,771           --             41
American Century VP Balanced Class I            16,769,257          --         16,769,257          123            449
American Funds Global Growth Class 2             5,998,041       3,008          6,001,049           --            159
American Funds Growth Class 2                   27,202,142      18,245         27,220,387           --            726
American Funds Growth-Income Class 2            10,847,872       2,496         10,850,368           --            292
American Funds International Class 2            12,116,800          --         12,116,800       32,930            328
BlackRock Global Allocation V.I. Class I         1,563,508         103          1,563,611           --             43
Delaware VIP Diversified Income
   Standard Class                                5,925,553          --          5,925,553        9,089            161
Delaware VIP High Yield Standard Class           2,864,090         203          2,864,293           --             77
Delaware VIP REIT Service Class                 10,872,226          --         10,872,226       21,371            297
Delaware VIP Small Cap Value
   Service Class                                10,525,489       3,638         10,529,127           --            284
Delaware VIP Smid Cap Growth
   Service Class                                 6,468,303      22,784          6,491,087           --            174
DWS Alternative Asset Allocation
   VIP Class A                                     188,488          42            188,530           --              5
Fidelity VIP Asset Manager Initial Class        40,687,932          --         40,687,932        6,595          1,100
Fidelity VIP Contrafund Service Class 2         22,397,353          --         22,397,353       75,654            603
Fidelity VIP Growth Initial Class               78,095,182          --         78,095,182       27,835          2,096
Fidelity VIP Money Market Initial Class              7,794         310              8,104           --             --
Janus Aspen Global Research
   Institutional Class                           9,960,727       2,433          9,963,160           --            266
LVIP Baron Growth Opportunities
   Service Class                                18,886,328       1,372         18,887,700           --            506
LVIP BlackRock Inflation Protected Bond
   Standard Class                                  952,481          95            952,576           --             25
LVIP Clarion Global Real Estate
   Standard Class                                  660,976          56            661,032           --             18
LVIP Delaware Bond Standard Class                5,746,702         225          5,746,927           --            155
LVIP Delaware Diversified Floating Rate
   Service Class                                   128,598          12            128,610           --              4
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       231,663          35            231,698           --              6
LVIP Delaware Foundation Conservative
   Allocation Standard Class                     1,235,759           2          1,235,761           --             32
LVIP Delaware Foundation Moderate
   Allocation Standard Class                       504,616          --            504,616           12             14
LVIP Delaware Growth and Income
   Standard Class                                4,954,409          71          4,954,480           --            133
LVIP Delaware Social Awareness
   Standard Class                               15,361,723          --         15,361,723           63            412
LVIP Global Income Standard Class                  261,620          13            261,633           --              7
LVIP Managed Risk Profile 2010
   Standard Class                                  824,709          --            824,709           38             23
LVIP Managed Risk Profile 2020
   Standard Class                                2,201,239          --          2,201,239        1,276             60
LVIP Managed Risk Profile 2030
   Standard Class                                3,735,844         137          3,735,981           --            102
LVIP Managed Risk Profile 2040
   Standard Class                                1,599,007          43          1,599,050           --             44









SUBACCOUNT                                     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth
   Class B                                  $    1,989,204
ABVPSF Growth Class B                            1,525,730
American Century VP Balanced Class I            16,768,685
American Funds Global Growth Class 2             6,000,890
American Funds Growth Class 2                   27,219,661
American Funds Growth-Income Class 2            10,850,076
American Funds International Class 2            12,083,542
BlackRock Global Allocation V.I. Class I         1,563,568
Delaware VIP Diversified Income
   Standard Class                                5,916,303
Delaware VIP High Yield Standard Class           2,864,216
Delaware VIP REIT Service Class                 10,850,558
Delaware VIP Small Cap Value
   Service Class                                10,528,843
Delaware VIP Smid Cap Growth
   Service Class                                 6,490,913
DWS Alternative Asset Allocation
   VIP Class A                                     188,525
Fidelity VIP Asset Manager Initial Class        40,680,237
Fidelity VIP Contrafund Service Class 2         22,321,096
Fidelity VIP Growth Initial Class               78,065,251
Fidelity VIP Money Market Initial Class              8,104
Janus Aspen Global Research
   Institutional Class                           9,962,894
LVIP Baron Growth Opportunities
   Service Class                                18,887,194
LVIP BlackRock Inflation Protected Bond
   Standard Class                                  952,551
LVIP Clarion Global Real Estate
   Standard Class                                  661,014
LVIP Delaware Bond Standard Class                5,746,772
LVIP Delaware Diversified Floating Rate
   Service Class                                   128,606
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       231,692
LVIP Delaware Foundation Conservative
   Allocation Standard Class                     1,235,729
LVIP Delaware Foundation Moderate
   Allocation Standard Class                       504,590
LVIP Delaware Growth and Income
   Standard Class                                4,954,347
LVIP Delaware Social Awareness
   Standard Class                               15,361,248
LVIP Global Income Standard Class                  261,626
LVIP Managed Risk Profile 2010
   Standard Class                                  824,648
LVIP Managed Risk Profile 2020
   Standard Class                                2,199,903
LVIP Managed Risk Profile 2030
   Standard Class                                3,735,879
LVIP Managed Risk Profile 2040
   Standard Class                                1,599,006





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

DECEMBER 31, 2013



                                                                                                       MORTALITY &
                                                         CONTRACT                       CONTRACT       EXPENSE
                                                         PURCHASES                      REDEMPTIONS    GUARANTEE
                                                         DUE FROM                       DUE TO         CHARGES PAYABLE
                                                         THE LINCOLN                    THE LINCOLN    TO THE LINCOLN
                                                         NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS    COMPANY          TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile 2050
   Standard Class                        $      143,319    $     11     $      143,330    $      --        $     4
LVIP Managed Risk Profile
   Conservative Standard Class                1,990,586          --          1,990,586        1,067             54
LVIP Managed Risk Profile Growth
   Standard Class                             5,857,764          --          5,857,764          522            159
LVIP Managed Risk Profile Moderate
   Standard Class                             5,571,773          --          5,571,773           71            150
LVIP Mondrian International Value
   Standard Class                             4,114,629          --          4,114,629          117            109
LVIP SSgA Bond Index Standard Class             608,889         125            609,014           --             17
LVIP SSgA Emerging Markets 100
   Standard Class                             1,168,795          42          1,168,837           --             32
LVIP SSgA Global Tactical Allocation
   RPM Standard Class                         1,923,263          --          1,923,263           53             52
LVIP SSgA International Index
   Standard Class                               150,107           6            150,113           --              4
LVIP SSgA S&P 500 Index
   Standard Class                           111,103,984          --        111,103,984      165,273          2,966
LVIP SSgA Small-Cap Index
   Standard Class                            33,046,904          --         33,046,904        1,324            888
LVIP T. Rowe Price Structured
   Mid-Cap Growth Standard Class             19,755,088          --         19,755,088           22            530
LVIP UBS Large Cap Growth RPM
   Standard Class                             1,698,552           4          1,698,556           --             45
NB AMT Large Cap Value I Class                5,382,731          --          5,382,731          150            144
T. Rowe Price International Stock            12,114,589         297         12,114,886           --            327









SUBACCOUNT                                  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile 2050
   Standard Class                        $      143,326
LVIP Managed Risk Profile
   Conservative Standard Class                1,989,465
LVIP Managed Risk Profile Growth
   Standard Class                             5,857,083
LVIP Managed Risk Profile Moderate
   Standard Class                             5,571,552
LVIP Mondrian International Value
   Standard Class                             4,114,403
LVIP SSgA Bond Index Standard Class             608,997
LVIP SSgA Emerging Markets 100
   Standard Class                             1,168,805
LVIP SSgA Global Tactical Allocation
   RPM Standard Class                         1,923,158
LVIP SSgA International Index
   Standard Class                               150,109
LVIP SSgA S&P 500 Index
   Standard Class                           110,935,745
LVIP SSgA Small-Cap Index
   Standard Class                            33,044,692
LVIP T. Rowe Price Structured
   Mid-Cap Growth Standard Class             19,754,536
LVIP UBS Large Cap Growth RPM
   Standard Class                             1,698,511
NB AMT Large Cap Value I Class                5,382,437
T. Rowe Price International Stock            12,114,559





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                         DIVIDENDS
                                                                         FROM         MORTALITY AND       NET
                                                                         INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                               INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   $        402     $   (18,519)      $   (18,117)
ABVPSF Growth Class B                                                            362         (13,039)          (12,677)
ABVPSF Growth and Income Class B                                              14,855          (4,753)           10,102
American Century VP Balanced Class I                                         264,693        (163,847)          100,846
American Century VP Inflation Protection Class I                               8,328          (5,884)            2,444
American Funds Global Growth Class 2                                          66,569         (51,368)           15,201
American Funds Growth Class 2                                                233,538        (245,375)          (11,837)
American Funds Growth-Income Class 2                                         130,575         (91,076)           39,499
American Funds International Class 2                                         153,856        (113,027)           40,829
BlackRock Global Allocation V.I. Class I                                      17,248         (13,587)            3,661
Delaware VIP Diversified Income Standard Class                               152,561         (64,002)           88,559
Delaware VIP High Yield Standard Class                                       220,999         (29,497)          191,502
Delaware VIP REIT Service Class                                              158,438        (118,438)           40,000
Delaware VIP Small Cap Value Service Class                                    47,163         (91,531)          (44,368)
Delaware VIP Smid Cap Growth Service Class                                        --         (52,070)          (52,070)
Dreyfus Opportunistic Small Cap Initial Class                                     --         (96,376)          (96,376)
Dreyfus Stock Index Initial Class                                            228,801        (190,187)           38,614
DWS Alternative Asset Allocation VIP Class A                                   3,045          (1,684)            1,361
DWS Equity 500 Index VIP Class A                                              36,272          (7,067)           29,205
DWS Small Cap Index VIP Class A                                               37,337          (7,829)           29,508
Fidelity VIP Asset Manager Initial Class                                     613,925        (396,350)          217,575
Fidelity VIP Contrafund Service Class 2                                      168,366        (200,735)          (32,369)
Fidelity VIP Equity-Income Initial Class                                          --        (150,761)         (150,761)
Fidelity VIP Growth Initial Class                                            201,730        (699,406)         (497,676)
Fidelity VIP Money Market Initial Class                                            3              --                 3
Janus Aspen Global Research Institutional Class                              114,218         (92,229)           21,989
LVIP Baron Growth Opportunities Service Class                                 71,701        (162,295)          (90,594)
LVIP BlackRock Inflation Protected Bond Standard Class                         7,877          (7,829)               48
LVIP Clarion Global Real Estate Standard Class                                    --          (6,875)           (6,875)
LVIP Delaware Bond Standard Class                                            107,680         (67,846)           39,834
LVIP Delaware Diversified Floating Rate Service Class                            607            (679)              (72)
LVIP Delaware Foundation Aggressive Allocation Standard Class                  3,393          (1,973)            1,420
LVIP Delaware Foundation Conservative Allocation Standard Class               26,063         (11,112)           14,951
LVIP Delaware Foundation Moderate Allocation Standard Class                    8,993          (3,835)            5,158
LVIP Delaware Growth and Income Standard Class                                79,195         (43,247)           35,948
LVIP Delaware Social Awareness Standard Class                                175,867        (137,348)           38,519
LVIP Global Income Standard Class                                                667          (2,590)           (1,923)
LVIP Managed Risk Profile 2010 Standard Class                                 10,675          (7,946)            2,729
LVIP Managed Risk Profile 2020 Standard Class                                 29,254         (22,596)            6,658
LVIP Managed Risk Profile 2030 Standard Class                                 47,321         (34,077)           13,244
LVIP Managed Risk Profile 2040 Standard Class                                 19,227         (13,996)            5,231
LVIP Managed Risk Profile 2050 Standard Class                                  1,735            (704)            1,031
LVIP Managed Risk Profile Conservative Standard Class                         37,688         (21,857)           15,831
LVIP Managed Risk Profile Growth Standard Class                               96,819         (54,271)           42,548
LVIP Managed Risk Profile Moderate Standard Class                             93,366         (51,420)           41,946
LVIP Mondrian International Value Standard Class                              95,624         (38,096)           57,528
LVIP SSgA Bond Index Standard Class                                           12,537          (6,208)            6,329
LVIP SSgA Emerging Markets 100 Standard Class                                 26,443         (11,190)           15,253
LVIP SSgA Global Tactical Allocation RPM Standard Class                       38,411         (18,605)           19,806
LVIP SSgA International Index Standard Class                                   2,370          (1,303)            1,067
LVIP SSgA S&P 500 Index Standard Class                                     1,569,264        (649,936)          919,328
LVIP SSgA Small-Cap Index Standard Class                                     231,358        (190,171)           41,187
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       --        (173,790)         (173,790)
LVIP UBS Large Cap Growth RPM Standard Class                                      --         (15,263)          (15,263)
NB AMT Large Cap Value I Class                                                56,350         (47,399)            8,951
NB AMT Mid Cap Growth I Class                                                     --         (25,560)          (25,560)
T. Rowe Price International Stock                                             99,455        (115,310)          (15,855)


                                                                                         DIVIDENDS
                                                                                         FROM          TOTAL
                                                                        NET REALIZED     NET REALIZED  NET REALIZED
                                                                        GAIN (LOSS)      GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                              ON INVESTMENTS   INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   $      33,431   $         --   $       33,431
ABVPSF Growth Class B                                                          53,739             --           53,739
ABVPSF Growth and Income Class B                                              249,855             --          249,855
American Century VP Balanced Class I                                          259,937        329,487          589,424
American Century VP Inflation Protection Class I                              (23,974)        53,437           29,463
American Funds Global Growth Class 2                                          168,007             --          168,007
American Funds Growth Class 2                                                 812,637             --          812,637
American Funds Growth-Income Class 2                                          176,863             --          176,863
American Funds International Class 2                                          108,150             --          108,150
BlackRock Global Allocation V.I. Class I                                       13,321         54,767           68,088
Delaware VIP Diversified Income Standard Class                                 77,315         88,603          165,918
Delaware VIP High Yield Standard Class                                         60,886             --           60,886
Delaware VIP REIT Service Class                                                23,820             --           23,820
Delaware VIP Small Cap Value Service Class                                    202,359        423,257          625,616
Delaware VIP Smid Cap Growth Service Class                                    127,325        281,296          408,621
Dreyfus Opportunistic Small Cap Initial Class                              (2,775,690)            --       (2,775,690)
Dreyfus Stock Index Initial Class                                          15,742,443        590,545       16,332,988
DWS Alternative Asset Allocation VIP Class A                                      (30)            --              (30)
DWS Equity 500 Index VIP Class A                                              499,734         43,086          542,820
DWS Small Cap Index VIP Class A                                               361,697         89,754          451,451
Fidelity VIP Asset Manager Initial Class                                      329,842         95,185          425,027
Fidelity VIP Contrafund Service Class 2                                       333,090          5,896          338,986
Fidelity VIP Equity-Income Initial Class                                    2,958,635        111,768        3,070,403
Fidelity VIP Growth Initial Class                                           2,311,942         48,031        2,359,973
Fidelity VIP Money Market Initial Class                                            --             --               --
Janus Aspen Global Research Institutional Class                               (64,402)            --          (64,402)
LVIP Baron Growth Opportunities Service Class                                 754,198      1,338,865        2,093,063
LVIP BlackRock Inflation Protected Bond Standard Class                        (49,830)        37,394          (12,436)
LVIP Clarion Global Real Estate Standard Class                                 35,994             --           35,994
LVIP Delaware Bond Standard Class                                              89,568         75,165          164,733
LVIP Delaware Diversified Floating Rate Service Class                              41             --               41
LVIP Delaware Foundation Aggressive Allocation Standard Class                   2,139             --            2,139
LVIP Delaware Foundation Conservative Allocation Standard Class                 5,261         20,056           25,317
LVIP Delaware Foundation Moderate Allocation Standard Class                     1,743          9,891           11,634
LVIP Delaware Growth and Income Standard Class                                125,725        124,276          250,001
LVIP Delaware Social Awareness Standard Class                                 241,505        267,386          508,891
LVIP Global Income Standard Class                                              (1,606)           458           (1,148)
LVIP Managed Risk Profile 2010 Standard Class                                  10,674             --           10,674
LVIP Managed Risk Profile 2020 Standard Class                                  85,904             --           85,904
LVIP Managed Risk Profile 2030 Standard Class                                  74,587             --           74,587
LVIP Managed Risk Profile 2040 Standard Class                                  22,711             --           22,711
LVIP Managed Risk Profile 2050 Standard Class                                     843             --              843
LVIP Managed Risk Profile Conservative Standard Class                          89,134         30,667          119,801
LVIP Managed Risk Profile Growth Standard Class                                39,204             --           39,204
LVIP Managed Risk Profile Moderate Standard Class                              55,058             --           55,058
LVIP Mondrian International Value Standard Class                              (79,418)            --          (79,418)
LVIP SSgA Bond Index Standard Class                                            (1,861)         1,955               94
LVIP SSgA Emerging Markets 100 Standard Class                                 (71,040)            --          (71,040)
LVIP SSgA Global Tactical Allocation RPM Standard Class                         8,225             --            8,225
LVIP SSgA International Index Standard Class                                    4,978             --            4,978
LVIP SSgA S&P 500 Index Standard Class                                        212,550             --          212,550
LVIP SSgA Small-Cap Index Standard Class                                      124,300        134,293          258,593
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   509,282        184,892          694,174
LVIP UBS Large Cap Growth RPM Standard Class                                   60,851             --           60,851
NB AMT Large Cap Value I Class                                                 (2,951)            --           (2,951)
NB AMT Mid Cap Growth I Class                                               2,491,871             --        2,491,871
T. Rowe Price International Stock                                             121,643             --          121,643


                                                                        NET CHANGE       NET INCREASE
                                                                        IN UNREALIZED    (DECREASE)
                                                                        APPRECIATION OR  IN NET ASSETS
                                                                        DEPRECIATION     RESULTING
SUBACCOUNT                                                              ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    $     348,153    $     363,467
ABVPSF Growth Class B                                                          335,291          376,353
ABVPSF Growth and Income Class B                                               (57,735)         202,222
American Century VP Balanced Class I                                         1,814,251        2,504,521
American Century VP Inflation Protection Class I                               (61,851)         (29,944)
American Funds Global Growth Class 2                                         1,137,806        1,321,014
American Funds Growth Class 2                                                5,551,786        6,352,586
American Funds Growth-Income Class 2                                         2,370,644        2,587,006
American Funds International Class 2                                         1,994,480        2,143,459
BlackRock Global Allocation V.I. Class I                                       102,571          174,320
Delaware VIP Diversified Income Standard Class                                (411,501)        (157,024)
Delaware VIP High Yield Standard Class                                         (21,979)         230,409
Delaware VIP REIT Service Class                                                 48,663          112,483
Delaware VIP Small Cap Value Service Class                                   1,967,326        2,548,574
Delaware VIP Smid Cap Growth Service Class                                   1,409,112        1,765,663
Dreyfus Opportunistic Small Cap Initial Class                                7,322,884        4,450,818
Dreyfus Stock Index Initial Class                                           (8,082,061)       8,289,541
DWS Alternative Asset Allocation VIP Class A                                      (457)             874
DWS Equity 500 Index VIP Class A                                              (266,300)         305,725
DWS Small Cap Index VIP Class A                                               (136,516)         344,443
Fidelity VIP Asset Manager Initial Class                                     4,823,319        5,465,921
Fidelity VIP Contrafund Service Class 2                                      4,981,469        5,288,086
Fidelity VIP Equity-Income Initial Class                                     3,646,697        6,566,339
Fidelity VIP Growth Initial Class                                           19,550,324       21,412,621
Fidelity VIP Money Market Initial Class                                             --                3
Janus Aspen Global Research Institutional Class                              2,303,934        2,261,521
LVIP Baron Growth Opportunities Service Class                                3,347,951        5,350,420
LVIP BlackRock Inflation Protected Bond Standard Class                         (94,966)        (107,354)
LVIP Clarion Global Real Estate Standard Class                                 (14,356)          14,763
LVIP Delaware Bond Standard Class                                             (447,805)        (243,238)
LVIP Delaware Diversified Floating Rate Service Class                              (42)             (73)
LVIP Delaware Foundation Aggressive Allocation Standard Class                   30,758           34,317
LVIP Delaware Foundation Conservative Allocation Standard Class                 53,542           93,810
LVIP Delaware Foundation Moderate Allocation Standard Class                     32,879           49,671
LVIP Delaware Growth and Income Standard Class                                 919,978        1,205,927
LVIP Delaware Social Awareness Standard Class                                3,543,644        4,091,054
LVIP Global Income Standard Class                                               (6,480)          (9,551)
LVIP Managed Risk Profile 2010 Standard Class                                   46,779           60,182
LVIP Managed Risk Profile 2020 Standard Class                                  119,322          211,884
LVIP Managed Risk Profile 2030 Standard Class                                  312,512          400,343
LVIP Managed Risk Profile 2040 Standard Class                                  172,681          200,623
LVIP Managed Risk Profile 2050 Standard Class                                   10,547           12,421
LVIP Managed Risk Profile Conservative Standard Class                           43,662          179,294
LVIP Managed Risk Profile Growth Standard Class                                560,399          642,151
LVIP Managed Risk Profile Moderate Standard Class                              438,656          535,660
LVIP Mondrian International Value Standard Class                               761,470          739,580
LVIP SSgA Bond Index Standard Class                                            (29,901)         (23,478)
LVIP SSgA Emerging Markets 100 Standard Class                                    4,210          (51,577)
LVIP SSgA Global Tactical Allocation RPM Standard Class                        130,093          158,124
LVIP SSgA International Index Standard Class                                    16,777           22,822
LVIP SSgA S&P 500 Index Standard Class                                      10,432,576       11,564,454
LVIP SSgA Small-Cap Index Standard Class                                     4,499,974        4,799,754
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  4,531,560        5,051,944
LVIP UBS Large Cap Growth RPM Standard Class                                   297,908          343,496
NB AMT Large Cap Value I Class                                               1,249,243        1,255,243
NB AMT Mid Cap Growth I Class                                               (1,535,644)         930,667
T. Rowe Price International Stock                                            1,323,976        1,429,764



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                        ABVPSF
                                                                        GLOBAL                        ABVPSF          AMERICAN
                                                                        THEMATIC       ABVPSF         GROWTH AND      CENTURY
                                                                        GROWTH         GROWTH         INCOME          VP BALANCED
                                                                        CLASS B        CLASS B        CLASS B         CLASS I
                                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 1,861,796   $  1,083,910   $    952,275   $  15,875,249
Changes From Operations:
   - Net investment income (loss)                                           (19,328)       (11,671)         4,323         175,132
   - Net realized gain (loss) on investments                                  6,755         23,544             32          41,813
   - Net change in unrealized appreciation or depreciation on investments   227,554        120,174        151,878       1,431,725
                                                                        ------------  -------------  -------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        214,981        132,047        156,233       1,648,670
Changes From Unit Transactions:
   - Contract purchases                                                     131,535         72,380        128,879         487,516
   - Contract withdrawals                                                  (277,787)       (90,821)       (74,844)     (1,480,664)
   - Contract transfers                                                     (58,123)        (7,458)        52,253        (481,447)
                                                                        ------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (204,375)       (25,899)       106,288      (1,474,595)
                                                                        ------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      10,606        106,148        262,521         174,075
                                                                        ------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                           1,872,402      1,190,058      1,214,796      16,049,324
Changes From Operations:
   - Net investment income (loss)                                           (18,117)       (12,677)        10,102         100,846
   - Net realized gain (loss) on investments                                 33,431         53,739        249,855         589,424
   - Net change in unrealized appreciation or depreciation on investments   348,153        335,291        (57,735)      1,814,251
                                                                        ------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               363,467        376,353        202,222       2,504,521
Changes From Unit Transactions:
   - Contract purchases                                                     107,231         77,786         46,592         477,236
   - Contract withdrawals                                                  (155,822)      (144,988)       (68,775)     (1,673,617)
   - Contract transfers                                                    (198,074)        26,521     (1,394,835)       (588,779)
                                                                        ------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (246,665)       (40,681)    (1,417,018)     (1,785,160)
                                                                        ------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     116,802        335,672     (1,214,796)        719,361
                                                                        ------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 1,989,204   $  1,525,730   $         --   $  16,768,685
                                                                        ============  =============  =============  ==============


                                                                         AMERICAN
                                                                         CENTURY        AMERICAN         AMERICAN
                                                                         VP INFLATION   FUNDS            FUNDS
                                                                         PROTECTION     GLOBAL GROWTH    GROWTH
                                                                         CLASS I        CLASS 2          CLASS 2
                                                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  1,141,311   $ 4,500,793      $ 21,614,387
Changes From Operations:
   - Net investment income (loss)                                             24,795        (3,160)          (43,621)
   - Net realized gain (loss) on investments                                  35,970        10,853           262,776
   - Net change in unrealized appreciation or depreciation on investments     19,969       886,632         3,293,026
                                                                        -------------  ---------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          80,734       894,325         3,512,181
Changes From Unit Transactions:
   - Contract purchases                                                      183,620       418,037         1,433,675
   - Contract withdrawals                                                   (105,257)     (713,571)       (2,275,520)
   - Contract transfers                                                      324,820      (133,568)         (857,495)
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         403,183      (429,102)       (1,699,340)
                                                                        -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      483,917       465,223         1,812,841
                                                                        -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            1,625,228     4,966,016        23,427,228
Changes From Operations:
   - Net investment income (loss)                                              2,444        15,201           (11,837)
   - Net realized gain (loss) on investments                                  29,463       168,007           812,637
   - Net change in unrealized appreciation or depreciation on investments    (61,851)    1,137,806         5,551,786
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                (29,944)    1,321,014         6,352,586
Changes From Unit Transactions:
   - Contract purchases                                                       49,840       334,934         1,327,557
   - Contract withdrawals                                                    (50,430)     (557,860)       (3,094,726)
   - Contract transfers                                                   (1,594,694)      (63,214)         (792,984)
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (1,595,284)     (286,140)       (2,560,153)
                                                                        -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,625,228)    1,034,874         3,792,433
                                                                        -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                         $         --   $ 6,000,890      $ 27,219,661
                                                                        =============  ===============  =============



                                                                         AMERICAN         AMERICAN       BLACKROCK
                                                                         FUNDS            FUNDS          GLOBAL
                                                                         GROWTH-INCOME    INTERNATIONAL  ALLOCATION V.I.
                                                                         CLASS 2          CLASS 2        CLASS I
                                                                         SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $   7,118,457    $ 11,586,451    $ 1,178,695
Changes From Operations:
   - Net investment income (loss)                                              49,583          49,232          5,992
   - Net realized gain (loss) on investments                                   (2,094)       (239,726)         1,193
   - Net change in unrealized appreciation or depreciation on investments   1,085,307       1,952,551         92,156
                                                                        ---------------  --------------  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        1,132,796       1,762,057         99,341
Changes From Unit Transactions:
   - Contract purchases                                                       587,103         726,177        270,485
   - Contract withdrawals                                                    (962,969)     (1,527,918)      (298,070)
   - Contract transfers                                                        57,578      (1,196,052)       (35,319)
                                                                        ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (318,288)     (1,997,793)       (62,904)
                                                                        ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       814,508        (235,736)        36,437
                                                                        ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                             7,932,965      11,350,715      1,215,132
Changes From Operations:
   - Net investment income (loss)                                              39,499          40,829          3,661
   - Net realized gain (loss) on investments                                  176,863         108,150         68,088
   - Net change in unrealized appreciation or depreciation on investments   2,370,644       1,994,480        102,571
                                                                        ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               2,587,006       2,143,459        174,320
Changes From Unit Transactions:
   - Contract purchases                                                       631,136         536,424        199,953
   - Contract withdrawals                                                  (1,117,898)     (1,419,939)      (113,379)
   - Contract transfers                                                       816,867        (527,117)        87,542
                                                                        ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          330,105      (1,410,632)       174,116
                                                                        ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,917,111         732,827        348,436
                                                                        ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                         $  10,850,076    $ 12,083,542    $ 1,563,568
                                                                        ===============  ==============  ===============


                                                                         DELAWARE VIP
                                                                         DIVERSIFIED     DELAWARE VIP     DELAWARE VIP
                                                                         INCOME          HIGH YIELD       REIT
                                                                         STANDARD        STANDARD         SERVICE
                                                                         CLASS           CLASS            CLASS
                                                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  6,738,120    $  2,831,730    $  10,954,794
Changes From Operations:
   - Net investment income (loss)                                            144,919         225,352           35,811
   - Net realized gain (loss) on investments                                 274,502          31,560         (156,357)
   - Net change in unrealized appreciation or depreciation on investments    (11,833)        198,684        1,754,601
                                                                        --------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         407,588         455,596        1,634,055
Changes From Unit Transactions:
   - Contract purchases                                                      461,448         216,413          632,685
   - Contract withdrawals                                                   (692,412)       (303,576)      (1,226,210)
   - Contract transfers                                                      141,425        (122,465)        (419,097)
                                                                        --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (89,539)       (209,628)      (1,012,622)
                                                                        --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      318,049         245,968          621,433
                                                                        --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                            7,056,169       3,077,698       11,576,227
Changes From Operations:
   - Net investment income (loss)                                             88,559         191,502           40,000
   - Net realized gain (loss) on investments                                 165,918          60,886           23,820
   - Net change in unrealized appreciation or depreciation on investments   (411,501)        (21,979)          48,663
                                                                        --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               (157,024)        230,409          112,483
Changes From Unit Transactions:
   - Contract purchases                                                      361,659         164,731          685,320
   - Contract withdrawals                                                 (1,252,817)       (296,021)      (1,067,428)
   - Contract transfers                                                      (91,684)       (312,601)        (456,044)
                                                                        --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (982,842)       (443,891)        (838,152)
                                                                        --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,139,866)       (213,482)        (725,669)
                                                                        --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $  5,916,303    $  2,864,216    $  10,850,558
                                                                        ==============  ==============  ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                 DELAWARE VIP     DELAWARE VIP     DREYFUS
                                                                                 SMALL CAP        SMID CAP         OPPORTUNISTIC
                                                                                 VALUE            GROWTH           SMALL CAP
                                                                                 SERVICE CLASS    SERVICE CLASS    INITIAL CLASS
                                                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   7,645,697   $  3,795,589     $   22,743,588
Changes From Operations:
   - Net investment income (loss)                                                      (50,530)       (43,230)          (235,624)
   - Net realized gain (loss) on investments                                           678,387        343,057         (1,285,422)
   - Net change in unrealized appreciation or depreciation on investments              285,396         56,161          5,728,863
                                                                                 --------------  ---------------  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   913,253        355,988          4,207,817
Changes From Unit Transactions:
   - Contract purchases                                                                494,767        448,960            513,423
   - Contract withdrawals                                                             (728,753)      (557,983)        (2,603,263)
   - Contract transfers                                                               (264,027)       270,411           (584,337)
                                                                                 --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (498,013)       161,388         (2,674,177)
                                                                                 --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                415,240        517,376          1,533,640
                                                                                 --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                      8,060,937      4,312,965         24,277,228
Changes From Operations:
   - Net investment income (loss)                                                      (44,368)       (52,070)           (96,376)
   - Net realized gain (loss) on investments                                           625,616        408,621         (2,775,690)
   - Net change in unrealized appreciation or depreciation on investments            1,967,326      1,409,112          7,322,884
                                                                                 --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        2,548,574      1,765,663          4,450,818
Changes From Unit Transactions:
   - Contract purchases                                                                440,712        431,060            251,328
   - Contract withdrawals                                                             (731,355)      (507,840)        (1,113,315)
   - Contract transfers                                                                209,975        489,065        (27,866,059)
                                                                                 --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   (80,668)       412,285        (28,728,046)
                                                                                 --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              2,467,906      2,177,948        (24,277,228)
                                                                                 --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  10,528,843   $  6,490,913     $           --
                                                                                 ==============  ===============  ===============


                                                                                                   DWS
                                                                                                   ALTERNATIVE
                                                                                    DREYFUS        ASSET        DWS EQUITY
                                                                                    STOCK INDEX    ALLOCATION   500 INDEX VIP
                                                                                    INITIAL CLASS  VIP CLASS A  CLASS A
                                                                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   47,470,262    $   97,553   $   2,366,306
Changes From Operations:
   - Net investment income (loss)                                                       517,701         2,695          23,638
   - Net realized gain (loss) on investments                                          3,395,815           661         121,716
   - Net change in unrealized appreciation or depreciation on investments             2,773,632         4,593         145,738
                                                                                 ----------------  -----------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  6,687,148         7,949         291,092
Changes From Unit Transactions:
   - Contract purchases                                                               1,132,319        18,448         151,743
   - Contract withdrawals                                                            (4,775,441)      (71,068)       (942,964)
   - Contract transfers                                                              (1,759,847)       78,085        (109,368)
                                                                                 ----------------  -----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (5,402,969)       25,465        (900,589)
                                                                                 ----------------  -----------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               1,284,179        33,414        (609,497)
                                                                                 ----------------  -----------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      48,754,441       130,967       1,756,809
Changes From Operations:
   - Net investment income (loss)                                                        38,614         1,361          29,205
   - Net realized gain (loss) on investments                                         16,332,988           (30)        542,820
   - Net change in unrealized appreciation or depreciation on investments            (8,082,061)         (457)       (266,300)
                                                                                 ----------------  -----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         8,289,541           874         305,725
Changes From Unit Transactions:
   - Contract purchases                                                                 316,309        13,177          66,373
   - Contract withdrawals                                                            (2,080,546)      (13,767)        (71,190)
   - Contract transfers                                                             (55,279,745)       57,274      (2,057,717)
                                                                                 ----------------  -----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (57,043,982)       56,684      (2,062,534)
                                                                                 ----------------  -----------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (48,754,441)       57,558      (1,756,809)
                                                                                 ----------------  -----------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $           --    $  188,525   $          --
                                                                                 ================  ===========  ==============



                                                                                  DWS             FIDELITY VIP    FIDELITY VIP
                                                                                  SMALL CAP       ASSET           CONTRAFUND
                                                                                  INDEX VIP       MANAGER         SERVICE
                                                                                  CLASS A         INITIAL CLASS   CLASS 2
                                                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   1,773,487   $  38,437,578   $  16,441,190
Changes From Operations:
   - Net investment income (loss)                                                       (1,822)        211,298          25,478
   - Net realized gain (loss) on investments                                             3,613         177,418         (59,858)
   - Net change in unrealized appreciation or depreciation on investments              262,859       3,853,658       2,469,034
                                                                                 --------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   264,650       4,242,374       2,434,654
Changes From Unit Transactions:
   - Contract purchases                                                                121,114         942,225       1,182,690
   - Contract withdrawals                                                             (129,068)     (3,255,035)     (1,600,049)
   - Contract transfers                                                                (32,982)       (961,959)        (63,784)
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   (40,936)     (3,274,769)       (481,143)
                                                                                 --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                223,714         967,605       1,953,511
                                                                                 --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      1,997,201      39,405,183      18,394,701
Changes From Operations:
   - Net investment income (loss)                                                       29,508         217,575         (32,369)
   - Net realized gain (loss) on investments                                           451,451         425,027         338,986
   - Net change in unrealized appreciation or depreciation on investments             (136,516)      4,823,319       4,981,469
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          344,443       5,465,921       5,288,086
Changes From Unit Transactions:
   - Contract purchases                                                                 43,762         933,048       1,064,539
   - Contract withdrawals                                                             (162,349)     (4,050,326)     (1,841,045)
   - Contract transfers                                                             (2,223,057)     (1,073,589)       (585,185)
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (2,341,644)     (4,190,867)     (1,361,691)
                                                                                 --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (1,997,201)      1,275,054       3,926,395
                                                                                 --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $          --   $  40,680,237   $  22,321,096
                                                                                 ==============  ==============  ==============




                                                                                 FIDELITY VIP     FIDELITY VIP   FIDELITY VIP
                                                                                 EQUITY-INCOME    GROWTH         MONEY MARKET
                                                                                 INITIAL CLASS    INITIAL CLASS  INITIAL CLASS
                                                                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  37,016,452   $  61,671,758    $    42,873
Changes From Operations:
   - Net investment income (loss)                                                      807,335        (261,997)            27
   - Net realized gain (loss) on investments                                         1,968,540         706,824             --
   - Net change in unrealized appreciation or depreciation on investments            2,961,955       7,811,889             --
                                                                                 --------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 5,737,830       8,256,716             27
Changes From Unit Transactions:
   - Contract purchases                                                              1,232,558       1,375,256        107,973
   - Contract withdrawals                                                           (3,726,071)     (5,047,333)       (18,480)
   - Contract transfers                                                             (1,360,652)     (1,495,144)      (124,303)
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (3,854,165)     (5,167,221)       (34,810)
                                                                                 --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              1,883,665       3,089,495        (34,783)
                                                                                 --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     38,900,117      64,761,253          8,090
Changes From Operations:
   - Net investment income (loss)                                                     (150,761)       (497,676)             3
   - Net realized gain (loss) on investments                                         3,070,403       2,359,973             --
   - Net change in unrealized appreciation or depreciation on investments            3,646,697      19,550,324             --
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        6,566,339      21,412,621              3
Changes From Unit Transactions:
   - Contract purchases                                                                499,846       1,519,429         40,215
   - Contract withdrawals                                                           (1,766,584)     (7,672,331)        (8,397)
   - Contract transfers                                                            (44,199,718)     (1,955,721)       (31,807)
                                                                                 --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (45,466,456)     (8,108,623)            11
                                                                                 --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (38,900,117)     13,303,998             14
                                                                                 --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $          --   $  78,065,251    $     8,104
                                                                                 ==============  ==============  ==============


                                                                                  JANUS ASPEN
                                                                                  GLOBAL
                                                                                  RESEARCH
                                                                                  INSTITUTIONAL
                                                                                  CLASS
                                                                                  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   8,176,833
Changes From Operations:
   - Net investment income (loss)                                                       (9,331)
   - Net realized gain (loss) on investments                                          (272,302)
   - Net change in unrealized appreciation or depreciation on investments            1,765,035
                                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 1,483,402
Changes From Unit Transactions:
   - Contract purchases                                                                204,659
   - Contract withdrawals                                                             (707,283)
   - Contract transfers                                                               (316,920)
                                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (819,544)
                                                                                 --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                663,858
                                                                                 --------------
NET ASSETS AT DECEMBER 31, 2012                                                      8,840,691
Changes From Operations:
   - Net investment income (loss)                                                       21,989
   - Net realized gain (loss) on investments                                           (64,402)
   - Net change in unrealized appreciation or depreciation on investments            2,303,934
                                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        2,261,521
Changes From Unit Transactions:
   - Contract purchases                                                                271,835
   - Contract withdrawals                                                           (1,058,818)
   - Contract transfers                                                               (352,335)
                                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (1,139,318)
                                                                                 --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              1,122,203
                                                                                 --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $   9,962,894
                                                                                 ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                         LVIP           LVIP            LVIP
                                                                         BARON          BLACKROCK       CLARION       LVIP
                                                                         GROWTH         INFLATION       GLOBAL        DELAWARE
                                                                         OPPORTUNITIES  PROTECTED BOND  REAL ESTATE   BOND
                                                                         SERVICE        STANDARD        STANDARD      STANDARD
                                                                         CLASS          CLASS           CLASS         CLASS
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  13,901,459   $        --     $  503,522   $  7,996,162
Changes From Operations:
   - Net investment income (loss)                                              22,573          (201)        (5,368)        80,552
   - Net realized gain (loss) on investments                                1,488,513           825         11,108        283,641
   - Net change in unrealized appreciation or depreciation on investments     692,384          (367)       109,172         63,125
                                                                        --------------  --------------  -----------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        2,203,470           257        114,912        427,318
   Changes From Unit Transactions:
   - Contract purchases                                                       508,395           914         44,483        531,129
   - Contract withdrawals                                                  (1,829,150)       (5,167)       (48,073)    (1,006,345)
   - Contract transfers                                                      (723,807)       73,221          8,774        (35,339)
                                                                        --------------  --------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (2,044,562)       68,968          5,184       (510,555)
                                                                        --------------  --------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       158,908        69,225        120,096        (83,237)
                                                                        --------------  --------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            14,060,367        69,225        623,618      7,912,925
Changes From Operations:
   - Net investment income (loss)                                             (90,594)           48         (6,875)        39,834
   - Net realized gain (loss) on investments                                2,093,063       (12,436)        35,994        164,733
   - Net change in unrealized appreciation or depreciation on investments   3,347,951       (94,966)       (14,356)      (447,805)
                                                                        --------------  --------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               5,350,420      (107,354)        14,763       (243,238)
Changes From Unit Transactions:
   - Contract purchases                                                       455,312        47,830         47,545        350,550
   - Contract withdrawals                                                  (1,611,200)     (562,850)      (123,801)    (1,185,194)
   - Contract transfers                                                       632,295     1,505,700         98,889     (1,088,271)
                                                                        --------------  --------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (523,593)      990,680         22,633     (1,922,915)
                                                                        --------------  --------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,826,827       883,326         37,396     (2,166,153)
                                                                        --------------  --------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2013                                         $  18,887,194   $   952,551     $  661,014   $  5,746,772
                                                                        ==============  ==============  ===========  =============


                                                                        LVIP         LVIP        LVIP           LVIP
                                                                        DELAWARE     DELAWARE    DELAWARE       DELAWARE
                                                                        DIVERSIFIED  FOUNDATION  FOUNDATION     FOUNDATION
                                                                        FLOATING     AGGRESSIVE  CONSERVATIVE   MODERATE
                                                                        RATE         ALLOCATION  ALLOCATION     ALLOCATION
                                                                        SERVICE      STANDARD    STANDARD       STANDARD
                                                                        CLASS        CLASS       CLASS          CLASS
                                                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $   3,839    $ 100,414   $    995,079    $ 231,921
Changes From Operations:
   - Net investment income (loss)                                              20        1,282         14,789        4,333
   - Net realized gain (loss) on investments                                   53          479         (5,028)         553
   - Net change in unrealized appreciation or depreciation on investments      93       11,290         83,714       20,523
                                                                        -----------  ----------  -------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          166       13,051         93,475       25,409
   Changes From Unit Transactions:
   - Contract purchases                                                    10,305       50,461        129,669       39,154
   - Contract withdrawals                                                  (7,497)     (11,158)      (145,277)      (4,971)
   - Contract transfers                                                    18,421        3,919         61,100       17,695
                                                                        -----------  ----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       21,229       43,222         45,492       51,878
                                                                        -----------  ----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    21,395       56,273        138,967       77,287
                                                                        -----------  ----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                            25,234      156,687      1,134,046      309,208
Changes From Operations:
   - Net investment income (loss)                                             (72)       1,420         14,951        5,158
   - Net realized gain (loss) on investments                                   41        2,139         25,317       11,634
   - Net change in unrealized appreciation or depreciation on investments     (42)      30,758         53,542       32,879
                                                                        -----------  ----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 (73)      34,317         93,810       49,671
Changes From Unit Transactions:
   - Contract purchases                                                    16,279       43,303        117,593       71,142
   - Contract withdrawals                                                 (12,293)      (3,362)       (84,539)     (10,436)
   - Contract transfers                                                    99,459          747        (25,181)      85,005
                                                                        -----------  ----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      103,445       40,688          7,873      145,711
                                                                        -----------  ----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   103,372       75,005        101,683      195,382
                                                                        -----------  ----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                         $ 128,606    $ 231,692   $  1,235,729    $ 504,590
                                                                        ===========  ==========  =============  ===========



                                                                        LVIP            LVIP                      LVIP
                                                                        DELAWARE        DELAWARE      LVIP        MANAGED
                                                                        GROWTH          SOCIAL        GLOBAL      RISK PROFILE
                                                                        AND INCOME      AWARENESS     INCOME      2010
                                                                        STANDARD        STANDARD      STANDARD    STANDARD
                                                                        CLASS           CLASS         CLASS       CLASS
                                                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 3,669,574    $ 11,777,523   $ 237,668   $  709,674
Changes From Operations:
   - Net investment income (loss)                                             3,349         (28,210)      2,235       10,258
   - Net realized gain (loss) on investments                                 58,649         880,214         883       39,300
   - Net change in unrealized appreciation or depreciation on investments   446,694         767,991      12,759       (1,220)
                                                                        ------------  --------------  ----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        508,692       1,619,995      15,877       48,338
   Changes From Unit Transactions:
   - Contract purchases                                                     187,938         417,979      37,437       54,317
   - Contract withdrawals                                                  (410,777)     (1,093,736)    (18,475)    (261,729)
   - Contract transfers                                                    (149,725)       (295,891)    (24,811)     210,005
                                                                        ------------  --------------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (372,564)       (971,648)     (5,849)       2,593
                                                                        ------------  --------------  ----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     136,128         648,347      10,028       50,931
                                                                        ------------  --------------  ----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           3,805,702      12,425,870     247,696      760,605
Changes From Operations:
   - Net investment income (loss)                                            35,948          38,519      (1,923)       2,729
   - Net realized gain (loss) on investments                                250,001         508,891      (1,148)      10,674
   - Net change in unrealized appreciation or depreciation on investments   919,978       3,543,644      (6,480)      46,779
                                                                        ------------  --------------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                             1,205,927       4,091,054      (9,551)      60,182
Changes From Unit Transactions:
   - Contract purchases                                                     175,406         314,598      29,119       58,715
   - Contract withdrawals                                                  (512,688)     (1,322,836)    (15,356)      (6,531)
   - Contract transfers                                                     280,000        (147,438)      9,718      (48,323)
                                                                        ------------  --------------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (57,282)     (1,155,676)     23,481        3,861
                                                                        ------------  --------------  ----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,148,645       2,935,378      13,930       64,043
                                                                        ------------  --------------  ----------  ------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 4,954,347    $ 15,361,248   $ 261,626   $  824,648
                                                                        ============  ==============  ==========  ============



                                                                         LVIP
                                                                         MANAGED
                                                                         RISK PROFILE
                                                                         2020
                                                                         STANDARD
                                                                         CLASS
                                                                         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  2,010,079
Changes From Operations:
   - Net investment income (loss)                                             21,932
   - Net realized gain (loss) on investments                                  37,780
   - Net change in unrealized appreciation or depreciation on investments     85,354
                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         145,066
   Changes From Unit Transactions:
   - Contract purchases                                                      262,951
   - Contract withdrawals                                                   (214,781)
   - Contract transfers                                                      (67,074)
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (18,904)
                                                                        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      126,162
                                                                        -------------
NET ASSETS AT DECEMBER 31, 2012                                            2,136,241
Changes From Operations:
   - Net investment income (loss)                                              6,658
   - Net realized gain (loss) on investments                                  85,904
   - Net change in unrealized appreciation or depreciation on investments    119,322
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                211,884
Changes From Unit Transactions:
   - Contract purchases                                                      267,471
   - Contract withdrawals                                                   (395,682)
   - Contract transfers                                                      (20,011)
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (148,222)
                                                                        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       63,662
                                                                        -------------
NET ASSETS AT DECEMBER 31, 2013                                         $  2,199,903
                                                                        =============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                            LVIP          LVIP          LVIP          LVIP
                                                                            MANAGED       MANAGED       MANAGED       MANAGED
                                                                            RISK PROFILE  RISK PROFILE  RISK PROFILE  RISK PROFILE
                                                                            2030          2040          2050          CONSERVATIVE
                                                                            STANDARD      STANDARD      STANDARD      STANDARD
                                                                            CLASS         CLASS         CLASS         CLASS
                                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 2,479,688   $   946,060   $   269,237   $ 2,102,251
Changes From Operations:
   - Net investment income (loss)                                                24,311         9,096          (502)       62,823
   - Net realized gain (loss) on investments                                     36,833        10,746        18,592        57,693
   - Net change in unrealized appreciation or depreciation on investments       114,312        45,574        (3,905)       65,370
                                                                            ------------  ------------  ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            175,456        65,416        14,185       185,886
Changes From Unit Transactions:
   - Contract purchases                                                         484,451       289,719        19,153       190,303
   - Contract withdrawals                                                      (122,934)     (113,685)         (442)     (202,850)
   - Contract transfers                                                         (56,009)       42,836      (276,544)       (2,141)
                                                                            ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            305,508       218,870      (257,833)      (14,688)
                                                                            ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         480,964       284,286      (243,648)      171,198
                                                                            ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                               2,960,652     1,230,346        25,589     2,273,449
Changes From Operations:
   - Net investment income (loss)                                                13,244         5,231         1,031        15,831
   - Net realized gain (loss) on investments                                     74,587        22,711           843       119,801
   - Net change in unrealized appreciation or depreciation on investments       312,512       172,681        10,547        43,662
                                                                            ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   400,343       200,623        12,421       179,294
Changes From Unit Transactions:
   - Contract purchases                                                         477,603       329,122        91,445       119,046
   - Contract withdrawals                                                      (443,752)     (116,896)      (12,172)     (482,794)
   - Contract transfers                                                         341,033       (44,189)       26,043       (99,530)
                                                                            ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            374,884       168,037       105,316      (463,278)
                                                                            ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         775,227       368,660       117,737      (283,984)
                                                                            ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 3,735,879   $ 1,599,006   $   143,326   $ 1,989,465
                                                                            ============  ============  ============  ============



                                                                             LVIP          LVIP          LVIP           LVIP
                                                                             MANAGED       MANAGED       MONDRIAN       SSGA
                                                                             RISK PROFILE  RISK PROFILE  INTERNATIONAL  BOND
                                                                             GROWTH        MODERATE      VALUE          INDEX
                                                                             STANDARD      STANDARD      STANDARD       STANDARD
                                                                             CLASS         CLASS         CLASS          CLASS
                                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  5,120,586   $ 4,778,923   $  4,059,549   $   583,204
Changes From Operations:
   - Net investment income (loss)                                                 78,157       113,305         70,215        10,993
   - Net realized gain (loss) on investments                                      28,000        35,224       (285,811)        4,136
   - Net change in unrealized appreciation or depreciation on investments        295,294       246,920        515,999         1,132
                                                                            -------------  ------------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             401,451       395,449        300,403        16,261
Changes From Unit Transactions:
   - Contract purchases                                                          548,204       448,486        315,874        43,621
   - Contract withdrawals                                                       (562,303)     (361,597)      (430,359)     (215,751)
   - Contract transfers                                                         (325,377)     (245,114)      (477,238)      276,923
                                                                            -------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (339,476)     (158,225)      (591,723)      104,793
                                                                            -------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           61,975       237,224       (291,320)      121,054
                                                                            -------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                5,182,561     5,016,147      3,768,229       704,258
Changes From Operations:
   - Net investment income (loss)                                                 42,548        41,946         57,528         6,329
   - Net realized gain (loss) on investments                                      39,204        55,058        (79,418)           94
   - Net change in unrealized appreciation or depreciation on investments        560,399       438,656        761,470       (29,901)
                                                                            -------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    642,151       535,660        739,580       (23,478)
Changes From Unit Transactions:
   - Contract purchases                                                          444,322       428,556        205,248        47,185
   - Contract withdrawals                                                       (311,889)     (429,490)      (396,887)      (50,612)
   - Contract transfers                                                         (100,062)       20,679       (201,767)      (68,356)
                                                                            -------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              32,371        19,745       (393,406)      (71,783)
                                                                            -------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          674,522       555,405        346,174       (95,261)
                                                                            -------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $  5,857,083   $ 5,571,552   $  4,114,403   $   608,997
                                                                            =============  ============  =============  ============


                                                                                           LVIP SSGA
                                                                             LVIP          GLOBAL
                                                                             SSGA          TACTICAL      LVIP SSGA
                                                                             EMERGING      ALLOCATION    INTERNATIONAL
                                                                             MARKETS 100   RPM           INDEX
                                                                             STANDARD      STANDARD      STANDARD
                                                                             CLASS         CLASS         CLASS
                                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  1,145,087   $ 1,776,647     $   72,113
Changes From Operations:
   - Net investment income (loss)                                                 19,795        43,950            757
   - Net realized gain (loss) on investments                                      53,383        (5,892)          (706)
   - Net change in unrealized appreciation or depreciation on investments         36,060       134,395         13,634
                                                                            -------------  ------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             109,238       172,453         13,685
Changes From Unit Transactions:
   - Contract purchases                                                          150,220       130,875          5,288
   - Contract withdrawals                                                       (177,492)     (163,396)       (23,411)
   - Contract transfers                                                           31,156       (55,408)        36,562
                                                                            -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               3,884       (87,929)        18,439
                                                                            -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          113,122        84,524         32,124
                                                                            -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                1,258,209     1,861,171        104,237
Changes From Operations:
   - Net investment income (loss)                                                 15,253        19,806          1,067
   - Net realized gain (loss) on investments                                     (71,040)        8,225          4,978
   - Net change in unrealized appreciation or depreciation on investments          4,210       130,093         16,777
                                                                            -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    (51,577)      158,124         22,822
Changes From Unit Transactions:
   - Contract purchases                                                          125,012       105,915         15,867
   - Contract withdrawals                                                       (185,434)     (146,156)        (4,027)
   - Contract transfers                                                           22,595       (55,896)        11,210
                                                                            -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (37,827)      (96,137)        23,050
                                                                            -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (89,404)       61,987         45,872
                                                                            -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $  1,168,805   $ 1,923,158     $  150,109
                                                                            =============  ============  =============




                                                                              LVIP SSGA       LVIP SSGA
                                                                              S&P 500         SMALL-CAP
                                                                              INDEX           INDEX
                                                                              STANDARD        STANDARD
                                                                              CLASS           CLASS
                                                                              SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $           --   $          --
Changes From Operations:
   - Net investment income (loss)                                                      137              16
   - Net realized gain (loss) on investments                                             1              --
   - Net change in unrealized appreciation or depreciation on investments              (16)             62
                                                                            ---------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   122              78
Changes From Unit Transactions:
   - Contract purchases                                                                937               9
   - Contract withdrawals                                                              (14)             --
   - Contract transfers                                                             20,068           5,449
                                                                            ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                20,991           5,458
                                                                            ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             21,113           5,536
                                                                            ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     21,113           5,536
Changes From Operations:
   - Net investment income (loss)                                                  919,328          41,187
   - Net realized gain (loss) on investments                                       212,550         258,593
   - Net change in unrealized appreciation or depreciation on investments       10,432,576       4,499,974
                                                                            ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   11,564,454       4,799,754
Changes From Unit Transactions:
   - Contract purchases                                                          1,676,849         324,186
   - Contract withdrawals                                                       (8,069,798)     (1,884,076)
   - Contract transfers                                                        105,743,127      29,799,292
                                                                            ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            99,350,178      28,239,402
                                                                            ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        110,914,632      33,039,156
                                                                            ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  110,935,745   $  33,044,692
                                                                            ===============  ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                           LVIP            LVIP
                                                           T. ROWE PRICE   UBS
                                                           STRUCTURED      LARGE CAP
                                                           MID-CAP         GROWTH        NB AMT        NB AMT
                                                           GROWTH          RPM           LARGE CAP     MID CAP        T. ROWE PRICE
                                                           STANDARD        STANDARD      VALUE I       GROWTH I       INTERNATIONAL
                                                           CLASS           CLASS         CLASS         CLASS          STOCK
                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                              $  15,117,255   $ 1,391,272   $ 4,290,578   $  6,387,768   $  10,784,826
Changes From Operations:
   - Net investment income (loss)                               (155,437)      (15,007)      (24,763)       (66,892)         29,586
   - Net realized gain (loss) on investments                     665,492        48,333      (181,382)       192,989         (13,166)
   - Net change in unrealized appreciation or
    depreciation on investments                                1,703,523       176,831       825,620        575,817       1,775,409
                                                           --------------  ------------  ------------  -------------  --------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                   2,213,578       210,157       619,475        701,914       1,791,829
Changes From Unit Transactions:
   - Contract purchases                                          444,002        87,868       147,955        328,283         336,468
   - Contract withdrawals                                     (1,502,423)     (150,362)     (349,932)      (644,996)       (949,164)
   - Contract transfers                                         (631,821)      (17,688)     (389,161)      (174,693)       (290,464)
                                                           --------------  ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                           (1,690,242)      (80,182)     (591,138)      (491,406)       (903,160)
                                                           --------------  ------------  ------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          523,336       129,975        28,337        210,508         888,669
                                                           --------------  ------------  ------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                               15,640,591     1,521,247     4,318,915      6,598,276      11,673,495
Changes From Operations:
   - Net investment income (loss)                               (173,790)      (15,263)        8,951        (25,560)        (15,855)
   - Net realized gain (loss) on investments                     694,174        60,851        (2,951)     2,491,871         121,643
   - Net change in unrealized appreciation or
    depreciation on investments                                4,531,560       297,908     1,249,243     (1,535,644)      1,323,976
                                                           --------------  ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   5,051,944       343,496     1,255,243        930,667       1,429,764
Changes From Unit Transactions:
   - Contract purchases                                          377,688        58,573       170,010        113,398         252,764
   - Contract withdrawals                                     (1,803,961)     (174,784)     (516,188)      (259,655)       (929,321)
   - Contract transfers                                          488,274       (50,021)      154,457     (7,382,686)       (312,143)
                                                           --------------  ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                             (937,999)     (166,232)     (191,721)    (7,528,943)       (988,700)
                                                           --------------  ------------  ------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        4,113,945       177,264     1,063,522     (6,598,276)        441,064
                                                           --------------  ------------  ------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                            $  19,754,536   $ 1,698,511   $ 5,382,437   $         --   $  12,114,559
                                                           ==============  ============  ============  =============  ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of two products as follows:

  -  Group Variable Annuity
  -  Lincoln Secured Retirement Income

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-nine mutual funds (the Funds) of eleven diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Class I Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Service Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
   Janus Aspen Global Research Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile 2050 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP UBS Large Cap Growth RPM Standard Class Fund
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Class I Portfolio

*  Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2012, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP SSgA S&P 500 Index Standard Class Fund and the LVIP SSgA Small-Cap Index Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                   NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio          DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Cohen & Steers Real Estate Standard Class Fund                  LVIP Clarion Global Real Estate Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund             LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                  LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                    NB AMT Large Cap Value I Class Portfolio

In the accompanying 2012 Statement of Changes in Net Assets, certain 2012 contract purchases and contract withdrawals have been reclassified to contract transfers to conform with 2013 presentation. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2013, the following funds ceased to be available as investment options to Variable Account Contract owners:

ABVPSF Growth and Income Class B Fund                                       DWS Equity 500 Index VIP Class A Portfolio
American Century VP Inflation Protection Class I Portfolio                  DWS Small Cap Index VIP Class A Portfolio
Dreyfus Opportunistic Small Cap Initial Class Portfolio                     Fidelity VIP Equity-Income Initial Class Portfolio
Dreyfus Stock Index Initial Class Fund                                      NB AMT Mid Cap Growth I Class Portfolio

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund                       LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The ranges of rates are as follows for the two contract types within the Variable Account:

  - Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)
  - Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.







3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
              2013                    0.75%       1.00%      $ 5.59     $  5.78       355,281  $    1,989,204    21.70%
              2012                    0.75%       1.00%        4.60        4.74       407,020       1,872,402    12.11%
              2011                    0.75%       1.00%        4.10        4.22       453,695       1,861,796   -24.17%
              2010                    0.75%       1.00%        5.41        5.55       514,709       2,785,369    17.40%
              2009                    0.75%       1.00%        4.60        4.71       560,973       2,585,875    51.62%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
              2013    22.01%        0.02%
              2012    12.40%        0.00%
              2011   -23.98%        0.35%
              2010    17.70%        1.97%
              2009    52.00%        0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GROWTH CLASS B
              2013                         0.75%       1.00%      $10.82     $ 11.18       140,737  $    1,525,730    32.40%
              2012                         0.75%       1.00%        8.17        8.42       145,376       1,190,058    12.45%
              2011                         0.75%       1.00%        7.27        7.47       148,943       1,083,910    -0.04%
              2010                         0.75%       1.00%        7.27        7.46       161,724       1,177,462    13.65%
              2009                         0.75%       1.00%        6.40        6.55       175,880       1,126,600    31.55%
ABVPSF GROWTH AND INCOME CLASS B
              2013                         0.00%       0.00%          --          --            --              --     0.00%
              2012                         0.75%       1.00%       13.21       13.50        91,918       1,214,796    16.08%
              2011                         0.75%       1.00%       11.38       11.60        83,635         952,275     5.01%
              2010                         0.75%       1.00%       10.84       11.02        83,141         901,820    11.68%
              2009                         0.75%       1.00%        9.70        9.84       104,851       1,018,193    19.15%
AMERICAN CENTURY VP BALANCED CLASS I
              2013                         0.75%       1.00%       38.46       39.88       434,732      16,768,685    16.26%
              2012                         0.75%       1.00%       33.08       34.22       483,889      16,049,324    10.69%
              2011                         0.75%       1.00%       29.89       30.84       529,970      15,875,249     4.28%
              2010                         0.75%       1.00%       28.66       29.49       606,823      17,425,978    10.53%
              2009                         0.75%       1.00%       25.93       26.62       675,956      17,565,553    14.33%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
              2013                         0.00%       0.00%          --          --            --              --     0.00%
              2012                         0.75%       1.00%       13.08       13.20       124,230       1,625,228     6.48%
              2011                         0.75%       1.00%       12.28       12.36        92,897       1,141,311    10.98%
              2010                         0.75%       1.00%       11.07       11.11        71,574         792,299     4.32%
              2009              7/27/09    0.75%       1.00%       10.61       10.63        42,292         448,778     1.33%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2013                         0.75%       1.00%       23.05       23.61       259,684       6,000,890    27.89%
              2012                         0.75%       1.00%       18.02       18.42       274,966       4,966,016    21.34%
              2011                         0.75%       1.00%       14.85       15.14       302,484       4,500,793    -9.79%
              2010                         0.75%       1.00%       16.46       16.74       337,607       5,565,771    10.63%
              2009                         0.75%       1.00%       14.88       15.09       356,289       5,308,480    40.89%
AMERICAN FUNDS GROWTH CLASS 2
              2013                         0.75%       1.00%       14.71       15.21     1,845,206      27,219,661    28.81%
              2012                         0.75%       1.00%       11.42       11.78     2,046,065      23,427,228    16.72%
              2011                         0.75%       1.00%        9.79       10.07     2,203,885      21,614,387    -5.23%
              2010                         0.75%       1.00%       10.33       10.59     2,391,020      24,737,180    17.50%
              2009                         0.75%       1.00%        8.79        8.99     2,719,762      23,965,826    38.02%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2013                         0.75%       1.00%       17.98       18.42       602,597      10,850,076    32.17%
              2012                         0.75%       1.00%       13.60       13.90       582,370       7,932,965    16.31%
              2011                         0.75%       1.00%       11.70       11.92       607,917       7,118,457    -2.81%
              2010                         0.75%       1.00%       12.03       12.23       678,662       8,174,284    10.32%
              2009                         0.75%       1.00%       10.91       11.06       721,001       7,872,039    29.94%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2013                         0.75%       1.00%       15.72       16.25       767,401      12,083,542    20.42%
              2012                         0.75%       1.00%       13.06       13.46       868,210      11,350,715    16.73%
              2011                         0.75%       1.00%       11.19       11.51     1,034,750      11,586,451   -14.82%
              2010                         0.75%       1.00%       13.13       13.47     1,283,685      16,871,090     6.17%
              2009                         0.75%       1.00%       12.37       12.66     1,482,031      18,351,540    41.65%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
              2013                         0.75%       1.00%       14.72       14.89       106,183       1,563,568    13.62%
              2012                         0.75%       1.00%       12.96       13.07        93,759       1,215,132     9.18%
              2011                         0.75%       1.00%       11.87       11.95        99,310       1,178,695    -4.45%
              2010                         0.75%       1.00%       12.42       12.47        71,179         884,156     8.96%
              2009              7/20/09    0.75%       1.00%       11.40       11.42        33,672         383,871     0.67%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
              2013                         0.75%       1.00%       17.04       17.45       346,914       5,916,303    -2.24%
              2012                         0.75%       1.00%       17.43       17.81       404,524       7,056,169     6.13%
              2011                         0.75%       1.00%       16.43       16.74       409,849       6,738,120     5.34%
              2010                         0.75%       1.00%       15.60       15.85       471,338       7,355,730     6.98%
              2009                         0.75%       1.00%       14.58       14.78       505,506       7,376,772    25.70%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GROWTH CLASS B
              2013    32.73%        0.03%
              2012    12.73%        0.00%
              2011     0.21%        0.00%
              2010    13.94%        0.05%
              2009    31.87%        0.00%
ABVPSF GROWTH AND INCOME CLASS B
              2013     0.00%        1.18%
              2012    16.37%        1.38%
              2011     5.28%        1.05%
              2010    11.96%        0.00%
              2009    19.45%        3.60%
AMERICAN CENTURY VP BALANCED CLASS I
              2013    16.55%        1.58%
              2012    10.97%        2.06%
              2011     4.54%        1.89%
              2010    10.80%        1.88%
              2009    14.62%        5.35%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
              2013     0.00%        0.54%
              2012     6.75%        2.82%
              2011    11.26%        3.96%
              2010     4.58%        1.85%
              2009     5.45%        1.26%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2013    28.21%        1.26%
              2012    21.65%        0.91%
              2011    -9.57%        1.25%
              2010    10.91%        1.50%
              2009    41.24%        1.45%
AMERICAN FUNDS GROWTH CLASS 2
              2013    29.13%        0.93%
              2012    17.01%        0.79%
              2011    -4.99%        0.61%
              2010    17.79%        0.70%
              2009    38.37%        0.67%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2013    32.50%        1.41%
              2012    16.60%        1.63%
              2011    -2.56%        1.49%
              2010    10.59%        1.49%
              2009    30.26%        1.63%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2013    20.73%        1.35%
              2012    17.03%        1.42%
              2011   -14.61%        1.60%
              2010     6.43%        1.98%
              2009    42.00%        1.59%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
              2013    13.90%        1.26%
              2012     9.46%        1.48%
              2011    -4.22%        2.61%
              2010     9.24%        1.74%
              2009    11.50%        4.12%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
              2013    -2.00%        2.37%
              2012     6.39%        3.09%
              2011     5.60%        4.35%
              2010     7.25%        4.69%
              2009    26.01%        5.96%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
              2013                         0.75%       1.00%      $18.81     $ 19.22       152,088  $    2,864,216     8.13%
              2012                         0.75%       1.00%       17.40       17.73       176,736       3,077,698    16.65%
              2011                         0.75%       1.00%       14.92       15.16       189,691       2,831,730     1.36%
              2010                         0.75%       1.00%       14.71       14.92       208,040       3,063,324    14.17%
              2009                         0.75%       1.00%       12.89       13.04       206,221       2,661,007    47.49%
DELAWARE VIP REIT SERVICE CLASS
              2013                         0.75%       1.00%       29.73       30.73       364,544      10,850,558     0.91%
              2012                         0.75%       1.00%       29.46       30.38       392,488      11,576,227    15.45%
              2011                         0.75%       1.00%       25.52       26.25       428,767      10,954,794     9.52%
              2010                         0.75%       1.00%       23.30       23.90       464,315      10,830,826    25.35%
              2009                         0.75%       1.00%       18.59       19.02       482,547       8,980,777    22.01%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
              2013                         0.75%       1.00%       23.58       24.16       445,837      10,528,843    31.85%
              2012                         0.75%       1.00%       17.89       18.28       450,097       8,060,937    12.50%
              2011                         0.75%       1.00%       15.90       16.21       480,324       7,645,697    -2.57%
              2010                         0.75%       1.00%       16.32       16.59       540,575       8,829,991    30.60%
              2009                         0.75%       1.00%       12.50       12.67       555,313       6,945,896    30.25%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
              2013                         0.75%       1.00%       16.53       17.09       392,019       6,490,913    39.57%
              2012                         0.75%       1.00%       11.84       12.21       363,549       4,312,965     9.61%
              2011                         0.75%       1.00%       10.81       11.11       350,408       3,795,589     6.83%
              2010             10/8/10     0.75%       1.00%       10.11       10.38       266,490       2,702,240    13.45%
DELAWARE VIP TREND SERVICE CLASS
              2009                         0.75%       1.00%        7.47        7.65       282,506       2,119,971    52.84%
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
              2012                         0.75%       1.00%       23.82       24.64     1,016,901      24,277,228    19.36%
              2011                         0.75%       1.00%       19.96       20.59     1,137,365      22,743,588   -14.70%
              2010                         0.75%       1.00%       23.39       24.08     1,301,328      30,502,057    29.85%
              2009                         0.75%       1.00%       18.02       18.50     1,463,419      26,415,246    24.78%
DREYFUS STOCK INDEX INITIAL CLASS
              2013                         0.00%       0.00%          --          --            --              --     0.00%
              2012                         0.75%       1.00%       47.72       49.36     1,018,877      48,754,441    14.59%
              2011                         0.75%       1.00%       41.65       42.97     1,136,755      47,470,262     0.86%
              2010                         0.75%       1.00%       41.29       42.50     1,378,411      57,034,613    13.70%
              2009                         0.75%       1.00%       36.32       37.28     1,553,211      56,524,261    25.08%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
              2013                         0.75%       1.00%       13.07       13.22        14,420         188,525    -0.07%
              2012                         0.75%       1.00%       13.08       13.20        10,010         130,967     8.63%
              2011                         0.75%       1.00%       12.04       12.04         8,100          97,553    -3.83%
              2010                         1.00%       1.00%       12.52       12.52         6,674          83,584    11.35%
              2009             11/16/09    1.00%       1.00%       11.25       11.25           143           1,607    -0.89%
DWS EQUITY 500 INDEX VIP CLASS A
              2013                         0.00%       0.00%          --          --            --              --     0.00%
              2012                         0.75%       1.00%       14.00       14.30       125,401       1,756,809    14.55%
              2011                         0.75%       1.00%       12.22       12.45       193,503       2,366,306     0.82%
              2010                         0.75%       1.00%       12.12       12.32       199,957       2,424,596    13.56%
              2009                         0.75%       1.00%       10.67       10.82       233,308       2,491,222    25.07%
DWS SMALL CAP INDEX VIP CLASS A
              2013                         0.00%       0.00%          --          --            --              --     0.00%
              2012                         0.75%       1.00%       15.31       15.65       130,153       1,997,201    15.09%
              2011                         0.75%       1.00%       13.31       13.56       133,027       1,773,487    -5.37%
              2010                         0.75%       1.00%       14.06       14.29       147,905       2,082,615    25.14%
              2009                         0.75%       1.00%       11.24       11.39       161,946       1,822,036    25.31%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
              2013                         0.75%       1.00%       40.35       41.84     1,006,553      40,680,237    14.56%
              2012                         0.75%       1.00%       35.22       36.43     1,117,038      39,405,183    11.36%
              2011                         0.75%       1.00%       31.63       32.63     1,213,528      38,437,578    -3.53%
              2010                         0.75%       1.00%       32.79       33.74     1,343,770      44,114,945    13.13%
              2009                         0.75%       1.00%       28.98       29.75     1,523,997      44,222,649    27.83%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
              2013     8.40%        7.40%
              2012    16.94%        8.56%
              2011     1.62%        8.83%
              2010    14.46%        7.66%
              2009    47.86%        6.59%
DELAWARE VIP REIT SERVICE CLASS
              2013     1.16%        1.32%
              2012    15.74%        1.30%
              2011     9.79%        1.37%
              2010    25.66%        2.57%
              2009    22.32%        4.24%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
              2013    32.18%        0.51%
              2012    12.79%        0.35%
              2011    -2.33%        0.30%
              2010    30.93%        0.46%
              2009    30.58%        0.66%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
              2013    39.92%        0.00%
              2012     9.88%        0.01%
              2011     7.09%        0.72%
              2010    13.51%        0.00%
DELAWARE VIP TREND SERVICE CLASS
              2009    53.22%        0.00%
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
              2012    19.66%        0.00%
              2011   -14.49%        0.42%
              2010    30.17%        0.76%
              2009    25.10%        1.66%
DREYFUS STOCK INDEX INITIAL CLASS
              2013     0.00%        0.45%
              2012    14.87%        2.02%
              2011     1.12%        1.80%
              2010    13.98%        1.80%
              2009    25.39%        2.08%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
              2013     0.18%        1.81%
              2012     8.90%        3.26%
              2011    -3.83%        1.50%
              2010    11.35%        1.19%
              2009    -0.89%        0.00%
DWS EQUITY 500 INDEX VIP CLASS A
              2013     0.00%        1.90%
              2012    14.83%        2.09%
              2011     1.07%        1.75%
              2010    13.85%        1.91%
              2009    25.38%        2.84%
DWS SMALL CAP INDEX VIP CLASS A
              2013     0.00%        1.77%
              2012    15.38%        0.88%
              2011    -5.13%        0.89%
              2010    25.45%        0.92%
              2009    25.63%        1.83%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
              2013    14.84%        1.53%
              2012    11.64%        1.52%
              2011    -3.29%        1.89%
              2010    13.41%        1.64%
              2009    28.15%        2.36%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2013                         0.75%       1.00%      $19.76     $ 20.42     1,128,066  $   22,321,096    29.65%
              2012                         0.75%       1.00%       15.24       15.71     1,205,276      18,394,701    14.99%
              2011                         0.75%       1.00%       13.25       13.63     1,238,854      16,441,190    -3.75%
              2010                         0.75%       1.00%       13.77       14.13     1,402,304      19,333,235    15.76%
              2009                         0.75%       1.00%       11.89       12.17     1,486,546      17,706,512    34.12%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
              2012                         0.75%       1.00%       33.42       34.57     1,160,289      38,900,117    16.14%
              2011                         0.75%       1.00%       28.77       29.69     1,282,791      37,016,452    -0.03%
              2010                         0.75%       1.00%       28.78       29.62     1,503,500      43,377,161    14.00%
              2009                         0.75%       1.00%       25.25       25.92     1,699,575      43,015,866    28.91%
FIDELITY VIP GROWTH INITIAL CLASS
              2013                         0.75%       1.00%       61.63       63.91     1,263,909      78,065,251    34.98%
              2012                         0.75%       1.00%       45.66       47.23     1,415,464      64,761,253    13.55%
              2011                         0.75%       1.00%       40.21       41.49     1,530,863      61,671,758    -0.80%
              2010                         0.75%       1.00%       40.54       41.72     1,774,948      72,062,172    22.94%
              2009                         0.75%       1.00%       32.97       33.85     2,011,962      66,445,466    27.01%
FIDELITY VIP MONEY MARKET INITIAL CLASS
              2013                         0.00%       0.00%       18.01       18.04           450           8,104     0.03%
              2012                         0.00%       0.00%       18.00       18.03           449           8,090     0.12%
              2011                         0.00%       0.00%       17.98       17.98         2,384          42,873     0.11%
              2010                         0.00%       0.00%       17.96       17.96         1,237          22,220     0.24%
              2009                         0.00%       0.00%       17.92       17.92           771          13,820     0.72%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
              2013                         0.75%       1.00%       18.07       18.74       549,580       9,962,894    27.15%
              2012                         0.75%       1.00%       14.21       14.70       620,209       8,840,691    18.89%
              2011                         0.75%       1.00%       11.95       12.33       682,174       8,176,833   -14.60%
              2010                         0.75%       1.00%       14.00       14.41       819,249      11,492,633    14.68%
              2009                         0.75%       1.00%       12.21       12.53       918,814      11,242,040    36.33%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2013                         0.75%       1.00%       53.62       55.60       351,269      18,887,194    38.67%
              2012                         0.75%       1.00%       38.67       40.00       362,634      14,060,367    17.07%
              2011                         0.75%       1.00%       33.03       34.08       419,765      13,901,459     2.99%
              2010                         0.75%       1.00%       32.07       33.01       509,670      16,384,821    25.13%
              2009                         0.75%       1.00%       25.63       26.32       582,238      14,963,025    36.95%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
              2013                         0.69%       0.94%        9.31        9.31       102,316         952,551    -9.25%
              2012              5/17/12    1.00%       1.00%       10.26       10.26         6,748          69,225     2.22%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
              2013                         0.75%       1.00%        8.63        8.77        76,485         661,014     2.28%
              2012                         0.75%       1.00%        8.44        8.56        73,829         623,618    23.44%
              2011                         0.75%       1.00%        6.84        6.91        73,611         503,522    -9.58%
              2010                         0.75%       1.00%        7.56        7.63        83,533         631,722    16.80%
              2009                         0.75%       1.00%        6.47        6.51        56,051         362,862    36.46%
LVIP DELAWARE BOND STANDARD CLASS
              2013                         0.75%       1.00%       15.34       15.71       374,119       5,746,772    -3.28%
              2012                         0.75%       1.00%       15.86       16.21       498,292       7,912,925     5.55%
              2011                         0.75%       1.00%       15.03       15.32       531,555       7,996,162     6.57%
              2010                         0.75%       1.00%       14.10       14.34       570,500       8,051,380     7.41%
              2009                         0.75%       1.00%       13.13       13.31       566,723       7,446,362    17.72%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
              2013                         1.00%       1.00%       10.00       10.00        12,862         128,606    -0.50%
              2012                         1.00%       1.00%       10.05       10.05         2,511          25,234     2.93%
              2011              7/8/11     1.00%       1.00%        9.76        9.76           393           3,839    -2.14%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
              2013                         1.00%       1.00%       17.29       17.29        13,400         231,692    19.04%
              2012                         1.00%       1.00%       14.52       14.52        10,788         156,687    12.16%
              2011                         1.00%       1.00%       12.95       12.95         7,754         100,414    -3.00%
              2010                         0.75%       1.00%       13.35       13.40         6,233          83,270    11.36%
              2009              7/14/09    0.75%       1.00%       11.99       12.00         1,736          20,827    13.90%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2013    29.97%        0.83%
              2012    15.27%        1.13%
              2011    -3.51%        0.75%
              2010    16.05%        1.02%
              2009    34.46%        1.21%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
              2012    16.43%        3.06%
              2011     0.22%        2.36%
              2010    14.29%        1.77%
              2009    29.24%        2.28%
FIDELITY VIP GROWTH INITIAL CLASS
              2013    35.32%        0.28%
              2012    13.83%        0.59%
              2011    -0.55%        0.35%
              2010    23.25%        0.27%
              2009    27.33%        0.44%
FIDELITY VIP MONEY MARKET INITIAL CLASS
              2013     0.03%        0.03%
              2012     0.14%        0.14%
              2011     0.11%        0.11%
              2010     0.24%        0.18%
              2009     0.72%        0.96%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
              2013    27.47%        1.21%
              2012    19.18%        0.87%
              2011   -14.39%        0.56%
              2010    14.97%        0.61%
              2009    36.67%        1.42%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2013    39.02%        0.43%
              2012    17.36%        1.14%
              2011     3.25%        0.00%
              2010    25.44%        0.00%
              2009    37.29%        0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
              2013    -9.25%        0.95%
              2012     2.22%        0.00%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
              2013     2.53%        0.00%
              2012    23.75%        0.00%
              2011    -9.35%        0.00%
              2010    17.10%        0.00%
              2009    36.80%        0.00%
LVIP DELAWARE BOND STANDARD CLASS
              2013    -3.04%        1.56%
              2012     5.81%        2.00%
              2011     6.83%        3.41%
              2010     7.68%        3.56%
              2009    18.01%        4.44%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
              2013    -0.50%        0.90%
              2012     2.93%        1.35%
              2011    -2.14%        2.73%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
              2013    19.04%        1.72%
              2012    12.16%        2.07%
              2011    -3.00%        2.34%
              2010    11.64%        3.52%
              2009    21.57%        1.74%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
              2013                         0.75%       1.00%      $14.91     $ 15.27        82,482  $    1,235,729     8.25%
              2012                         0.75%       1.00%       13.77       14.07        81,986       1,134,046     9.53%
              2011                         0.75%       1.00%       12.57       12.82        78,818         995,079     1.21%
              2010                         0.75%       1.00%       12.42       12.63        81,634       1,017,302     9.33%
              2009                         0.75%       1.00%       11.36       11.52        85,146         969,859    21.62%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
              2013                         0.75%       1.00%       16.05       16.22        31,435         504,590    13.10%
              2012                         0.75%       1.00%       14.19       14.30        21,793         309,208    10.20%
              2011                         0.75%       1.00%       12.88       12.88        18,011         231,921    -0.73%
              2010                         1.00%       1.00%       12.97       12.97        11,901         154,355     9.91%
              2009              8/28/09    1.00%       1.00%       11.80       11.80             4              48     8.15%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
              2013                         0.75%       1.00%       14.14       14.62       349,480       4,954,347    31.93%
              2012                         0.75%       1.00%       10.72       11.05       354,280       3,805,702    14.17%
              2011                         0.75%       1.00%        9.39        9.66       390,097       3,669,574     0.19%
              2010                         0.75%       1.00%        9.37        9.61       453,326       4,254,556    11.81%
              2009                         0.75%       1.00%        8.38        8.58       520,227       4,366,120    23.44%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
              2013                         0.75%       1.00%       23.67       24.54       647,268      15,361,248    34.34%
              2012                         0.75%       1.00%       17.62       18.22       703,524      12,425,870    14.14%
              2011                         0.75%       1.00%       15.44       15.93       761,073      11,777,523    -0.36%
              2010                         0.75%       1.00%       15.49       15.95       904,374      14,040,223    10.46%
              2009                         0.75%       1.00%       14.03       14.40       996,878      14,010,749    28.71%
LVIP GLOBAL INCOME STANDARD CLASS
              2013                         1.00%       1.00%       12.05       12.05        21,720         261,626    -3.79%
              2012                         1.00%       1.00%       12.52       12.52        19,785         247,696     6.62%
              2011                         1.00%       1.00%       11.74       11.74        20,240         237,668     0.08%
              2010                         1.00%       1.00%       11.73       11.73        12,568         147,459     8.59%
              2009              7/15/09    1.00%       1.00%       10.80       10.80         6,160          66,561     5.35%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
              2013                         0.75%       1.00%       12.48       12.69        66,071         824,648     7.84%
              2012                         0.75%       1.00%       11.57       11.74        65,720         760,605     7.46%
              2011                         0.75%       1.00%       10.77       10.89        65,779         709,674     0.24%
              2010                         0.75%       1.00%       10.74       10.84        77,423         832,709    10.36%
              2009                         0.75%       1.00%        9.74        9.80        73,801         719,040    23.16%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
              2013                         0.75%       1.00%       12.09       12.29       181,807       2,199,903    10.03%
              2012                         0.75%       1.00%       10.99       11.14       194,273       2,136,241     7.30%
              2011                         0.75%       1.00%       10.24       10.36       196,176       2,010,079    -0.80%
              2010                         0.75%       1.00%       10.32       10.42       216,761       2,238,428    10.92%
              2009                         0.75%       1.00%        9.31        9.37       144,789       1,348,029    24.41%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
              2013                         0.75%       1.00%       11.96       12.16       312,189       3,735,879    12.61%
              2012                         0.75%       1.00%       10.62       10.78       278,616       2,960,652     6.82%
              2011                         0.75%       1.00%        9.95       10.06       249,283       2,479,688    -1.55%
              2010                         0.75%       1.00%       10.10       10.20       226,525       2,288,763    11.43%
              2009                         0.75%       1.00%        9.07        9.13       178,202       1,615,827    26.68%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
              2013                         0.75%       1.00%       11.41       11.60       140,076       1,599,006    15.38%
              2012                         0.75%       1.00%        9.89       10.03       124,354       1,230,346     6.06%
              2011                         0.75%       1.00%        9.33        9.44       101,413         946,060    -2.44%
              2010                         0.75%       1.00%        9.56        9.65        82,452         788,425    12.53%
              2009                         0.75%       1.00%        8.50        8.55        60,926         517,698    29.65%
LVIP MANAGED RISK PROFILE 2050 STANDARD CLASS
              2013                         1.00%       1.00%       11.39       11.39        12,580         143,326    17.85%
              2012                         1.00%       1.00%        9.67        9.67         2,647          25,589     4.93%
              2011              7/15/11    1.00%       1.00%        9.21        9.21        29,223         269,237    -7.17%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
              2013     8.52%        2.22%
              2012     9.81%        2.41%
              2011     1.47%        6.45%
              2010     9.61%        1.70%
              2009    21.93%        3.00%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
              2013    13.40%        2.33%
              2012    10.42%        2.62%
              2011    -0.73%        2.88%
              2010     9.91%        6.12%
              2009     8.15%        0.00%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
              2013    32.26%        1.79%
              2012    14.46%        1.07%
              2011     0.44%        1.00%
              2010    12.09%        0.91%
              2009    23.75%        1.12%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
              2013    34.68%        1.26%
              2012    14.42%        0.75%
              2011    -0.11%        0.70%
              2010    10.74%        0.60%
              2009    29.03%        0.70%
LVIP GLOBAL INCOME STANDARD CLASS
              2013    -3.79%        0.26%
              2012     6.62%        1.90%
              2011     0.08%        4.68%
              2010     8.59%        2.85%
              2009     5.35%        3.68%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
              2013     8.11%        1.34%
              2012     7.73%        2.39%
              2011     0.49%        0.83%
              2010    10.63%        1.15%
              2009    23.47%        2.10%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
              2013    10.30%        1.28%
              2012     7.57%        2.06%
              2011    -0.55%        0.76%
              2010    11.19%        1.00%
              2009    24.72%        1.90%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
              2013    12.90%        1.38%
              2012     7.09%        1.90%
              2011    -1.31%        0.66%
              2010    11.71%        0.91%
              2009    26.99%        2.09%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
              2013    15.66%        1.37%
              2012     6.32%        1.84%
              2011    -2.20%        0.63%
              2010    12.82%        0.94%
              2009    29.97%        1.47%
LVIP MANAGED RISK PROFILE 2050 STANDARD CLASS
              2013    17.85%        2.47%
              2012     4.93%        0.30%
              2011    -7.17%        0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
              2013                         0.75%       1.00%      $15.76     $ 16.10       126,229  $    1,989,465     8.66%
              2012                         0.75%       1.00%       14.50       14.78       156,741       2,273,449     8.68%
              2011                         0.75%       1.00%       13.34       13.56       157,522       2,102,251     2.65%
              2010                         0.75%       1.00%       13.00       13.18       286,321       3,721,821     9.40%
              2009                         0.75%       1.00%       11.88       12.02       267,910       3,183,545    23.61%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
              2013                         0.75%       1.00%       14.86       15.18       393,939       5,857,083    12.42%
              2012                         0.75%       1.00%       13.22       13.47       391,875       5,182,561     8.06%
              2011                         0.75%       1.00%       12.23       12.43       418,427       5,120,586    -1.00%
              2010                         0.75%       1.00%       12.35       12.53       420,843       5,201,715    11.60%
              2009                         0.75%       1.00%       11.07       11.20       409,680       4,537,418    27.75%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
              2013                         0.75%       1.00%       15.52       15.85       358,649       5,571,552    10.74%
              2012                         0.75%       1.00%       14.01       14.28       357,635       5,016,147     8.50%
              2011                         0.75%       1.00%       12.91       13.13       369,710       4,778,923     0.16%
              2010                         0.75%       1.00%       12.89       13.07       378,148       4,879,150    10.85%
              2009                         0.75%       1.00%       11.63       11.77       376,162       4,378,100    26.76%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
              2013                         0.75%       1.00%       18.39       18.84       223,032       4,114,403    20.63%
              2012                         0.75%       1.00%       15.25       15.58       246,515       3,768,229     8.53%
              2011                         0.75%       1.00%       14.05       14.32       288,351       4,059,549    -5.17%
              2010                         0.75%       1.00%       14.81       15.06       341,663       5,069,710     1.44%
              2009                         0.75%       1.00%       14.60       14.81       425,403       6,223,680    20.03%
LVIP SSGA BOND INDEX STANDARD CLASS
              2013                         1.00%       1.00%       11.49       11.49        53,003         608,997    -3.54%
              2012                         0.75%       1.00%       11.91       12.02        59,085         704,258     2.82%
              2011                         0.75%       1.00%       11.58       11.66        50,337         583,204     6.33%
              2010                         0.75%       1.00%       10.89       10.94        44,556         485,640     4.91%
              2009              7/6/09     0.75%       1.00%       10.38       10.40        10,015         104,047    -0.52%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
              2013                         0.75%       1.00%       15.59       15.77        74,944       1,168,805    -3.80%
              2012                         0.75%       1.00%       16.21       16.35        77,620       1,258,209    11.53%
              2011                         0.75%       1.00%       14.53       14.62        78,785       1,145,087   -15.78%
              2010                         0.75%       1.00%       17.25       17.32        77,860       1,343,516    26.50%
              2009              6/29/09    0.75%       1.00%       13.64       13.66        42,116         574,480    21.46%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
              2013                         0.75%       1.00%       13.53       13.83       141,990       1,923,158     8.72%
              2012                         0.75%       1.00%       12.45       12.69       149,416       1,861,171    10.04%
              2011                         0.75%       1.00%       11.31       11.50       156,978       1,776,647    -0.78%
              2010                         0.75%       1.00%       11.40       11.56       169,896       1,938,112     7.65%
              2009                         0.75%       1.00%       10.59       10.71       165,203       1,750,486    29.50%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
              2013                         0.75%       1.00%       15.60       15.78         9,619         150,109    19.78%
              2012                         0.75%       1.00%       13.03       13.15         8,001         104,237    16.95%
              2011                         0.75%       1.00%       11.14       11.14         6,474          72,113   -13.25%
              2010                         1.00%       1.00%       12.84       12.84         8,697         111,675     5.98%
              2009              7/16/09    1.00%       1.00%       12.12       12.12         4,951          59,991    19.49%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
              2013                         0.75%       1.00%       14.02       14.02     7,910,666     110,935,745    30.69%
              2012              5/21/12    1.00%       1.00%       10.73       10.73         1,968          21,113     9.05%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
              2013                         0.75%       1.00%       14.91       14.91     2,215,500      33,044,692    36.53%
              2012              6/19/12    1.00%       1.00%       10.92       10.92           507           5,536     8.17%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
              2013                         0.75%       1.00%       23.02       23.87       856,195      19,754,536    33.45%
              2012                         0.75%       1.00%       17.25       17.84       904,684      15,640,591    15.15%
              2011                         0.75%       1.00%       14.98       15.46     1,006,689      15,117,255    -4.82%
              2010                         0.75%       1.00%       15.74       16.20     1,167,911      18,420,566    27.09%
              2009                         0.75%       1.00%       12.39       12.71     1,309,307      16,250,903    44.89%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
              2013     8.93%        1.72%
              2012     8.96%        3.87%
              2011     2.91%        1.52%
              2010     9.68%        3.77%
              2009    23.92%        4.30%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
              2013    12.70%        1.77%
              2012     8.33%        2.50%
              2011    -0.75%        1.97%
              2010    11.88%        2.89%
              2009    28.07%        4.70%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
              2013    11.02%        1.79%
              2012     8.77%        3.29%
              2011     0.41%        1.76%
              2010    11.12%        2.98%
              2009    27.08%        4.26%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
              2013    20.93%        2.43%
              2012     8.80%        2.77%
              2011    -4.93%        2.84%
              2010     1.70%        3.11%
              2009    20.33%        3.27%
LVIP SSGA BOND INDEX STANDARD CLASS
              2013    -3.54%        2.00%
              2012     3.08%        2.74%
              2011     6.59%        3.71%
              2010     5.17%        2.71%
              2009     2.61%        3.50%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
              2013    -3.55%        2.35%
              2012    11.81%        2.61%
              2011   -15.57%        2.43%
              2010    26.82%        1.71%
              2009    35.70%        1.67%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
              2013     8.99%        2.04%
              2012    10.32%        3.40%
              2011    -0.53%        1.30%
              2010     7.92%        1.05%
              2009    29.82%        6.69%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
              2013    20.08%        1.82%
              2012    17.26%        1.86%
              2011   -13.25%        1.04%
              2010     5.98%        1.50%
              2009    19.49%        2.53%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
              2013    30.69%        2.38%
              2012     9.05%        2.06%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
              2013    36.53%        1.21%
              2012     8.17%        1.01%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
              2013    33.79%        0.00%
              2012    15.43%        0.00%
              2011    -4.59%        0.00%
              2010    27.41%        0.00%
              2009    45.25%        0.10%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                   MINIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                         TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING       NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
              2013                    0.75%       1.00%      $ 9.46     $  9.77       179,209  $    1,698,511    24.25%
              2012                    0.75%       1.00%        7.61        7.85       199,348       1,521,247    15.23%
              2011                    0.75%       1.00%        6.60        6.79       210,235       1,391,272    -6.62%
              2010                    0.75%       1.00%        7.07        7.26       224,617       1,591,476    10.24%
              2009                    0.75%       1.00%        6.42        6.57       247,111       1,588,529    37.15%
NB AMT LARGE CAP VALUE I CLASS
              2013                    0.75%       1.00%       22.07       22.88       243,292       5,382,437    29.83%
              2012                    0.75%       1.00%       17.00       17.58       253,438       4,318,915    15.44%
              2011                    0.75%       1.00%       14.72       15.19       290,712       4,290,578   -12.24%
              2010                    0.75%       1.00%       16.78       17.27       359,925       6,050,361    14.52%
              2009                    0.75%       1.00%       14.65       15.04       408,049       5,993,548    54.52%
NB AMT MID CAP GROWTH I CLASS
              2012                    0.75%       1.00%        9.38        9.67       702,641       6,598,276    11.30%
              2011                    0.75%       1.00%        8.42        8.66       757,209       6,387,768    -0.53%
              2010                    0.75%       1.00%        8.47        8.69       873,255       7,404,066    27.81%
              2009                    0.75%       1.00%        6.63        6.78       975,025       6,471,128    30.29%
T. ROWE PRICE INTERNATIONAL STOCK
              2013                    0.75%       1.00%       21.00       21.78       575,787      12,114,559    12.92%
              2012                    0.75%       1.00%       18.60       19.24       626,616      11,673,495    17.26%
              2011                    0.75%       1.00%       15.86       16.36       678,905      10,784,826   -13.70%
              2010                    0.75%       1.00%       18.38       18.91       788,274      14,509,437    13.32%
              2009                    0.75%       1.00%       16.22       16.65       900,546      14,630,234    50.87%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
              2013    24.56%        0.00%
              2012    15.52%        0.00%
              2011    -6.39%        0.21%
              2010    10.51%        0.73%
              2009    37.49%        0.85%
NB AMT LARGE CAP VALUE I CLASS
              2013    30.16%        1.17%
              2012    15.73%        0.41%
              2011   -12.02%        0.00%
              2010    14.80%        0.66%
              2009    54.91%        2.64%
NB AMT MID CAP GROWTH I CLASS
              2012    11.57%        0.00%
              2011    -0.28%        0.00%
              2010    28.13%        0.00%
              2009    30.62%        0.00%
T. ROWE PRICE INTERNATIONAL STOCK
              2013    13.20%        0.85%
              2012    17.55%        1.25%
              2011   -13.49%        1.43%
              2010    13.60%        0.89%
              2009    51.25%        2.71%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                                $        77,906  $      342,289
ABVPSF Growth Class B                                                                                        115,857         172,525
ABVPSF Growth and Income Class B                                                                              80,088       1,486,261
American Century VP Balanced Class I                                                                       1,052,496       2,388,389
American Century VP Inflation Protection Class I                                                             136,316       1,678,063
American Funds Global Growth Class 2                                                                         755,308       1,028,426
American Funds Growth Class 2                                                                                788,028       3,385,634
American Funds Growth-Income Class 2                                                                       1,467,524       1,099,758
American Funds International Class 2                                                                         580,015       1,915,617
BlackRock Global Allocation V.I. Class I                                                                     431,805         198,713
Delaware VIP Diversified Income Standard Class                                                             1,196,672       1,991,808
Delaware VIP High Yield Standard Class                                                                       575,818         823,743
Delaware VIP REIT Service Class                                                                              990,392       1,764,759
Delaware VIP Small Cap Value Service Class                                                                 1,216,825         923,239
Delaware VIP Smid Cap Growth Service Class                                                                 1,475,883         856,670
Dreyfus Opportunistic Small Cap Initial Class                                                                352,144      29,179,290
Dreyfus Stock Index Initial Class                                                                            985,431      57,383,844
DWS Alternative Asset Allocation VIP Class A                                                                  76,196          18,191
DWS Equity 500 Index VIP Class A                                                                             229,160       2,216,512
DWS Small Cap Index VIP Class A                                                                              272,960       2,495,039
Fidelity VIP Asset Manager Initial Class                                                                     983,833       4,854,746
Fidelity VIP Contrafund Service Class 2                                                                    1,328,740       2,650,559
Fidelity VIP Equity-Income Initial Class                                                                     339,724      45,861,437
Fidelity VIP Growth Initial Class                                                                            520,687       9,040,091
Fidelity VIP Money Market Initial Class                                                                       40,228          40,423
Janus Aspen Global Research Institutional Class                                                              308,710       1,431,095
LVIP Baron Growth Opportunities Service Class                                                              2,483,040       1,762,651
LVIP BlackRock Inflation Protected Bond Standard Class                                                     1,674,277         646,231
LVIP Clarion Global Real Estate Standard Class                                                               186,309         170,559
LVIP Delaware Bond Standard Class                                                                            411,928       2,223,595
LVIP Delaware Diversified Floating Rate Service Class                                                        123,358          19,990
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                 54,339          12,205
LVIP Delaware Foundation Conservative Allocation Standard Class                                              197,540         154,600
LVIP Delaware Foundation Moderate Allocation Standard Class                                                  178,534          17,767
LVIP Delaware Growth and Income Standard Class                                                               620,022         514,092
LVIP Delaware Social Awareness Standard Class                                                                693,163       1,541,850
LVIP Global Income Standard Class                                                                            141,279         119,188
LVIP Managed Risk Profile 2010 Standard Class                                                                 72,068          90,856
LVIP Managed Risk Profile 2020 Standard Class                                                                485,386         624,259
LVIP Managed Risk Profile 2030 Standard Class                                                                871,727         482,694
LVIP Managed Risk Profile 2040 Standard Class                                                                324,360         150,136
LVIP Managed Risk Profile 2050 Standard Class                                                                122,215          15,750
LVIP Managed Risk Profile Conservative Standard Class                                                        261,320         699,118
LVIP Managed Risk Profile Growth Standard Class                                                              482,439         403,189
LVIP Managed Risk Profile Moderate Standard Class                                                            510,863         446,379
LVIP Mondrian International Value Standard Class                                                             299,355         634,359
LVIP SSgA Bond Index Standard Class                                                                          213,542         279,354
LVIP SSgA Emerging Markets 100 Standard Class                                                                367,897         385,756
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                      110,210         186,142
LVIP SSgA International Index Standard Class                                                                  75,852          52,872
LVIP SSgA S&P 500 Index Standard Class                                                                   110,788,063      10,350,320
LVIP SSgA Small-Cap Index Standard Class                                                                  30,751,464       2,334,370
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                1,164,209       2,092,430
LVIP UBS Large Cap Growth RPM Standard Class                                                                  54,767         235,744
NB AMT Large Cap Value I Class                                                                               530,431         714,681
NB AMT Mid Cap Growth I Class                                                                                 59,971       7,613,853
T. Rowe Price International Stock                                                                            226,061       1,232,343

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

5. INVESTMENTS



The following is a summary of investments owned at December 31, 2013:


                                                                                            NET
                                                                                 SHARES     ASSET      FAIR VALUE
SUBACCOUNT                                                                       OWNED      VALUE      OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                              98,593  $ 20.18  $     1,989,601  $   1,540,796
ABVPSF Growth Class B                                                              50,602    30.08        1,522,099        942,256
American Century VP Balanced Class I                                            2,075,403     8.08       16,769,257     14,191,834
American Funds Global Growth Class 2                                              200,469    29.92        5,998,041      4,341,445
American Funds Growth Class 2                                                     349,014    77.94       27,202,142     18,289,215
American Funds Growth-Income Class 2                                              215,236    50.40       10,847,872      8,027,670
American Funds International Class 2                                              572,898    21.15       12,116,800     10,266,247
BlackRock Global Allocation V.I. Class I                                           88,785    17.61        1,563,508      1,430,213
Delaware VIP Diversified Income Standard Class                                    562,731    10.53        5,925,553      5,792,002
Delaware VIP High Yield Standard Class                                            462,696     6.19        2,864,090      2,613,336
Delaware VIP REIT Service Class                                                   897,048    12.12       10,872,226     11,106,741
Delaware VIP Small Cap Value Service Class                                        253,138    41.58       10,525,489      7,540,230
Delaware VIP Smid Cap Growth Service Class                                        206,457    31.33        6,468,303      4,757,584
DWS Alternative Asset Allocation VIP Class A                                       13,708    13.75          188,488        185,871
Fidelity VIP Asset Manager Initial Class                                        2,360,089    17.24       40,687,932     36,063,981
Fidelity VIP Contrafund Service Class 2                                           663,232    33.77       22,397,353     17,316,439
Fidelity VIP Growth Initial Class                                               1,366,734    57.14       78,095,182     50,502,158
Fidelity VIP Money Market Initial Class                                             7,794     1.00            7,794          7,794
Janus Aspen Global Research Institutional Class                                   255,469    38.99        9,960,727      9,258,434
LVIP Baron Growth Opportunities Service Class                                     417,830    45.20       18,886,328     10,830,218
LVIP BlackRock Inflation Protected Bond Standard Class                             93,481    10.19          952,481      1,047,814
LVIP Clarion Global Real Estate Standard Class                                     75,299     8.78          660,976        531,671
LVIP Delaware Bond Standard Class                                                 426,756    13.47        5,746,702      5,695,453
LVIP Delaware Diversified Floating Rate Service Class                              12,686    10.14          128,598        128,589
LVIP Delaware Foundation Aggressive Allocation Standard Class                      14,823    15.63          231,663        189,209
LVIP Delaware Foundation Conservative Allocation Standard Class                    80,991    15.26        1,235,759      1,178,543
LVIP Delaware Foundation Moderate Allocation Standard Class                        31,781    15.88          504,616        452,774
LVIP Delaware Growth and Income Standard Class                                    117,453    42.18        4,954,409      3,550,296
LVIP Delaware Social Awareness Standard Class                                     358,575    42.84       15,361,723     11,711,445
LVIP Global Income Standard Class                                                  22,909    11.42          261,620        264,678
LVIP Managed Risk Profile 2010 Standard Class                                      68,130    12.11          824,709        705,582
LVIP Managed Risk Profile 2020 Standard Class                                     186,088    11.83        2,201,239      1,855,320
LVIP Managed Risk Profile 2030 Standard Class                                     313,042    11.93        3,735,844      3,034,649
LVIP Managed Risk Profile 2040 Standard Class                                     138,767    11.52        1,599,007      1,297,928
LVIP Managed Risk Profile 2050 Standard Class                                      12,965    11.05          143,319        132,333
LVIP Managed Risk Profile Conservative Standard Class                             146,120    13.62        1,990,586      1,730,635
LVIP Managed Risk Profile Growth Standard Class                                   440,765    13.29        5,857,764      5,066,155
LVIP Managed Risk Profile Moderate Standard Class                                 403,313    13.82        5,571,773      4,726,361
LVIP Mondrian International Value Standard Class                                  226,939    18.13        4,114,629      4,281,942
LVIP SSgA Bond Index Standard Class                                                55,293    11.01          608,889        633,896
LVIP SSgA Emerging Markets 100 Standard Class                                     117,858     9.92        1,168,795      1,335,692
LVIP SSgA Global Tactical Allocation RPM Standard Class                           163,210    11.78        1,923,263      1,787,400
LVIP SSgA International Index Standard Class                                       15,871     9.46          150,107        130,213
LVIP SSgA S&P 500 Index Standard Class                                          8,379,515    13.26      111,103,984    100,671,424
LVIP SSgA Small-Cap Index Standard Class                                        1,236,693    26.72       33,046,904     28,546,868
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       943,279    20.94       19,755,088     13,353,311
LVIP UBS Large Cap Growth RPM Standard Class                                       57,471    29.56        1,698,552      1,101,079
NB AMT Large Cap Value I Class                                                    357,894    15.04        5,382,731      4,798,646
T. Rowe Price International Stock                                                 770,648    15.72       12,114,589     10,158,541

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

6. CHANGES IN UNITS OUTSTANDING



The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                               UNITS      UNITS         NET INCREASE
SUBACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                           18,122       (69,861)      (51,739)
ABVPSF Growth Class B                                                                           13,193       (17,832)       (4,639)
ABVPSF Growth and Income Class B                                                                 4,795       (96,713)      (91,918)
American Century VP Balanced Class I                                                            15,535       (64,692)      (49,157)
American Century VP Inflation Protection Class I                                                 6,097      (130,327)     (124,230)
American Funds Global Growth Class 2                                                            36,696       (51,978)      (15,282)
American Funds Growth Class 2                                                                   55,783      (256,642)     (200,859)
American Funds Growth-Income Class 2                                                            90,111       (69,884)       20,227
American Funds International Class 2                                                            35,142      (135,951)     (100,809)
BlackRock Global Allocation V.I. Class I                                                        26,917       (14,493)       12,424
Delaware VIP Diversified Income Standard Class                                                  57,616      (115,226)      (57,610)
Delaware VIP High Yield Standard Class                                                          20,406       (45,054)      (24,648)
Delaware VIP REIT Service Class                                                                 29,036       (56,980)      (27,944)
Delaware VIP Small Cap Value Service Class                                                      38,238       (42,498)       (4,260)
Delaware VIP Smid Cap Growth Service Class                                                      91,021       (62,551)       28,470
Dreyfus Opportunistic Small Cap Initial Class                                                   14,508    (1,031,409)   (1,016,901)
Dreyfus Stock Index Initial Class                                                                4,320    (1,023,197)   (1,018,877)
DWS Alternative Asset Allocation VIP Class A                                                     5,795        (1,385)        4,410
DWS Equity 500 Index VIP Class A                                                                10,146      (135,547)     (125,401)
DWS Small Cap Index VIP Class A                                                                  8,941      (139,094)     (130,153)
Fidelity VIP Asset Manager Initial Class                                                         8,870      (119,355)     (110,485)
Fidelity VIP Contrafund Service Class 2                                                         73,584      (150,794)      (77,210)
Fidelity VIP Equity-Income Initial Class                                                         5,813    (1,166,102)   (1,160,289)
Fidelity VIP Growth Initial Class                                                               11,913      (163,468)     (151,555)
Fidelity VIP Money Market Initial Class                                                          2,246        (2,245)            1
Janus Aspen Global Research Institutional Class                                                 14,735       (85,364)      (70,629)
LVIP Baron Growth Opportunities Service Class                                                   25,445       (36,810)      (11,365)
LVIP BlackRock Inflation Protected Bond Standard Class                                         163,384       (67,816)       95,568
LVIP Clarion Global Real Estate Standard Class                                                  22,076       (19,420)        2,656
LVIP Delaware Bond Standard Class                                                               18,063      (142,236)     (124,173)
LVIP Delaware Diversified Floating Rate Service Class                                           12,315        (1,964)       10,351
LVIP Delaware Foundation Aggressive Allocation Standard Class                                    3,309          (697)        2,612
LVIP Delaware Foundation Conservative Allocation Standard Class                                 11,084       (10,588)          496
LVIP Delaware Foundation Moderate Allocation Standard Class                                     10,744        (1,102)        9,642
LVIP Delaware Growth and Income Standard Class                                                  34,843       (39,643)       (4,800)
LVIP Delaware Social Awareness Standard Class                                                   14,812       (71,068)      (56,256)
LVIP Global Income Standard Class                                                               11,753        (9,818)        1,935
LVIP Managed Risk Profile 2010 Standard Class                                                    5,583        (5,232)          351
LVIP Managed Risk Profile 2020 Standard Class                                                   41,204       (53,670)      (12,466)
LVIP Managed Risk Profile 2030 Standard Class                                                   76,518       (42,945)       33,573
LVIP Managed Risk Profile 2040 Standard Class                                                   29,736       (14,014)       15,722
LVIP Managed Risk Profile 2050 Standard Class                                                   11,427        (1,494)        9,933
LVIP Managed Risk Profile Conservative Standard Class                                           13,998       (44,510)      (30,512)
LVIP Managed Risk Profile Growth Standard Class                                                 30,068       (28,004)        2,064
LVIP Managed Risk Profile Moderate Standard Class                                               30,642       (29,628)        1,014
LVIP Mondrian International Value Standard Class                                                13,161       (36,644)      (23,483)
LVIP SSgA Bond Index Standard Class                                                             17,367       (23,449)       (6,082)
LVIP SSgA Emerging Markets 100 Standard Class                                                   22,609       (25,285)       (2,676)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                          6,592       (14,018)       (7,426)
LVIP SSgA International Index Standard Class                                                     5,182        (3,564)        1,618
LVIP SSgA S&P 500 Index Standard Class                                                       8,688,874      (780,176)    7,908,698
LVIP SSgA Small-Cap Index Standard Class                                                     2,379,596      (164,603)    2,214,993
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                     49,770       (98,259)      (48,489)
LVIP UBS Large Cap Growth RPM Standard Class                                                     7,863       (28,002)      (20,139)
NB AMT Large Cap Value I Class                                                                  25,249       (35,395)      (10,146)
NB AMT Mid Cap Growth I Class                                                                    6,810      (709,451)     (702,641)
T. Rowe Price International Stock                                                                8,809       (59,638)      (50,829)


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                              41,931     (88,606)     (46,675)
ABVPSF Growth Class B                                                                              12,037     (15,604)      (3,567)
ABVPSF Growth and Income Class B                                                                   19,589     (11,306)       8,283
American Century VP Balanced Class I                                                               10,199     (56,280)     (46,081)
American Century VP Inflation Protection Class I                                                   50,052     (18,719)      31,333
American Funds Global Growth Class 2                                                               28,734     (56,252)     (27,518)
American Funds Growth Class 2                                                                      72,775    (230,595)    (157,820)
American Funds Growth-Income Class 2                                                               61,008     (86,555)     (25,547)
American Funds International Class 2                                                               31,018    (197,558)    (166,540)
BlackRock Global Allocation V.I. Class I                                                           24,498     (30,049)      (5,551)
Delaware VIP Diversified Income Standard Class                                                     46,242     (51,567)      (5,325)
Delaware VIP High Yield Standard Class                                                             26,305     (39,260)     (12,955)
Delaware VIP REIT Service Class                                                                    31,689     (67,968)     (36,279)
Delaware VIP Small Cap Value Service Class                                                         37,159     (67,386)     (30,227)
Delaware VIP Smid Cap Growth Service Class                                                        102,224     (89,083)      13,141
Dreyfus Opportunistic Small Cap Initial Class                                                      10,755    (131,219)    (120,464)
Dreyfus Stock Index Initial Class                                                                   9,848    (127,726)    (117,878)
DWS Alternative Asset Allocation VIP Class A                                                        8,327      (6,417)       1,910
DWS Equity 500 Index VIP Class A                                                                   17,036     (85,138)     (68,102)
DWS Small Cap Index VIP Class A                                                                    10,641     (13,515)      (2,874)
Fidelity VIP Asset Manager Initial Class                                                           12,345    (108,835)     (96,490)
Fidelity VIP Contrafund Service Class 2                                                            81,110    (114,688)     (33,578)
Fidelity VIP Equity-Income Initial Class                                                           20,218    (142,720)    (122,502)
Fidelity VIP Growth Initial Class                                                                  14,900    (130,299)    (115,399)
Fidelity VIP Money Market Initial Class                                                             6,328      (8,263)      (1,935)
Janus Aspen Global Research Institutional Class                                                     8,367     (70,332)     (61,965)
LVIP Baron Growth Opportunities Service Class                                                      11,760     (68,891)     (57,131)
LVIP BlackRock Inflation Protected Bond Standard Class                                              9,819      (3,071)       6,748
LVIP Clarion Global Real Estate Standard Class                                                     11,664     (11,446)         218
LVIP Delaware Bond Standard Class                                                                  53,590     (86,853)     (33,263)
LVIP Delaware Diversified Floating Rate Service Class                                               2,874        (756)       2,118
LVIP Delaware Foundation Aggressive Allocation Standard Class                                       4,156      (1,122)       3,034
LVIP Delaware Foundation Conservative Allocation Standard Class                                    17,805     (14,637)       3,168
LVIP Delaware Foundation Moderate Allocation Standard Class                                         4,353        (571)       3,782
LVIP Delaware Growth and Income Standard Class                                                     14,947     (50,764)     (35,817)
LVIP Delaware Social Awareness Standard Class                                                      18,140     (75,689)     (57,549)
LVIP Global Income Standard Class                                                                   4,861      (5,316)        (455)
LVIP Managed Risk Profile 2010 Standard Class                                                      32,060     (32,119)         (59)
LVIP Managed Risk Profile 2020 Standard Class                                                      34,624     (36,527)      (1,903)
LVIP Managed Risk Profile 2030 Standard Class                                                      57,088     (27,755)      29,333
LVIP Managed Risk Profile 2040 Standard Class                                                      34,590     (11,649)      22,941
LVIP Managed Risk Profile 2050 Standard Class                                                       3,503     (30,079)     (26,576)
LVIP Managed Risk Profile Conservative Standard Class                                              32,188     (32,969)        (781)
LVIP Managed Risk Profile Growth Standard Class                                                    35,119     (61,671)     (26,552)
LVIP Managed Risk Profile Moderate Standard Class                                                  27,924     (39,999)     (12,075)
LVIP Mondrian International Value Standard Class                                                   19,799     (61,635)     (41,836)
LVIP SSgA Bond Index Standard Class                                                                31,516     (22,768)       8,748
LVIP SSgA Emerging Markets 100 Standard Class                                                      35,259     (36,424)      (1,165)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                             8,975     (16,537)      (7,562)
LVIP SSgA International Index Standard Class                                                        3,933      (2,406)       1,527
LVIP SSgA S&P 500 Index Standard Class                                                              1,970          (2)       1,968
LVIP SSgA Small-Cap Index Standard Class                                                              507          --          507
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                        29,830    (131,835)    (102,005)
LVIP UBS Large Cap Growth RPM Standard Class                                                       26,371     (37,258)     (10,887)
NB AMT Large Cap Value I Class                                                                      8,097     (45,371)     (37,274)
NB AMT Mid Cap Growth I Class                                                                      41,475     (96,043)     (54,568)
T. Rowe Price International Stock                                                                  11,848     (64,137)     (52,289)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

7. SUBSEQUENT EVENT



Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                  Lincoln National Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2013 and 2012

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Consolidated Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.

(2) Not Applicable

(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.

   (b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) Variable Annuity Contract (AN-701) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.

(5) Application (EM12812-MF12) incorporated herein by reference Registration Statement on Form N-4 filed on October 15, 2012.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

   (c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**             Executive Vice President, Chief Investment Officer and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Douglas N. Miller**           Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*                Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 46,938 participants in group contracts under Account L.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 25th day of April, 2014.


      Lincoln National Variable Annuity Account L (Registrant)
      Lincoln Secured Retirement IncomeSM Version 1
      By:   /s/ Robert M. Melia
            ------------------------------------
            Robert M. Melia
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 25, 2014.

Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber